As filed with the Securities and Exchange Commission on April 30, 2012

Registration No. 333-164140

811-7451

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 3

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT T

(formerly, John Hancock Variable Annuity Account JF)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Approximate date of public offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Annuity Insurance Contracts

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Declaration Variable Annuity Prospectus

Patriot Variable Annuity Prospectus

Revolution Access Variable Annuity Prospectus

Revolution Extra Variable Annuity Prospectus**

Revolution Value Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2012

This Prospectus describes interests in the deferred Purchase Payment Variable Annuity Contracts listed above that were previously issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA. You, the Contract Owner, should refer to the first page of your Contract, to determine which of the above Contracts you purchased.

This Prospectus describes the variable portion of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Separate Account”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B Active Bond Trust Blue Chip Growth Trust[1] Capital Appreciation Trust[1] Equity-Income Trust[1] Financial Services Trust Fundamental All Cap Core Trust[3]	Global Bond Trust[1] Health Sciences Trust[2] High Yield Trust[1] International Equity Index Trust B1 International Value Trust Lifestyle Balanced Trust Mid Cap Index Trust[2]	Mid Cap Stock Trust[2] Mid Value Trust[1] Money Market Trust B Real Estate Securities Trust[1] Short Term Government Income Trust Small Cap Growth Trust Small Cap Index Trust[2]	Small Cap Value Trust[2] Total Bond Market Trust B Total Return Trust[2] Total Stock Market Index Trust[2]

[1]	Available on Revolution Access, Revolution Extra, Revolution Value Variable Annuities and Patriot Variable Annuity Contracts only.
[2]	Available on Revolution Access, Revolution Extra, Revolution Value Variable Annuity Contracts only.
[3]	Formerly “Optimized All Cap Trust.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Account and the variable portion of the Contract that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

** If you purchased a Revolution Extra Contract, we will add an “extra credit” of at least 3.5% of each Purchase Payment that you make under that Contract. Because of this feature, the withdrawal charge applicable to certain withdrawals of Contract Value may be higher than those imposed under Contracts without an extra credit or “bonus” feature. The amount of the extra credit may be more than offset by the withdrawal charge if you prematurely “surrender” or otherwise withdraw money in excess of the free Withdrawal Amounts while this charge is in effect.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center 27 DryDock Avenue, Suite 3 Boston, MA 02210-2382 (800) 824-0335	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

0412:JHVPRO	RevDecPat 2012

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and its Maturity Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the service office, 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Period: The period when we make annuity payments to you following the Maturity Date.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock Life Insurance Company (U.S.A.).

Contract: The Variable Annuity contract described by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of the Company’s assets other than assets in its Separate Account or any other separate account that it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHVLICO: John Hancock Variable Life Insurance Company.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this prospectus as “you.”

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in a Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account T. A Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Subaccount: A separate division of the Separate Account.

Surrender Value: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of the Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. This Prospectus contains information about other products. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you and whether you may elect any particular Investment Option.

The Variable Investment Options shown on the first page of this Prospectus are those available under the Contracts described in this Prospectus as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is a so-called “series” type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you don’t wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your Contract. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract Value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a “market value adjustment.”

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may have been sold on a group basis. If you purchased the annuity under a group contract, you would have been issued a group certificate. If that is the case, the word “Contract” as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the Section 403(b) Plan through your employer, the 403(b)Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and, (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

For more information regarding Section 403(b) Plans, please see Appendix E: “Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. You should review your Contract, or contact the Annuities Service Center, for additional information. You should disregard all references in the Prospectus to benefits that are not available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Contract. The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as the fees and expenses you will pay when you make Additional Purchase Payments under the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses[1]	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Withdrawal Charge (as % of amount of the Purchase Payment that we consider to have been withdrawn) [2]	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	None	7% for the 1st year 7% for the 2nd year 7% for the 3rd year 7% for the 4th year 6% for the 5th year 5% for the 6th year 4% for the 7th year 0% thereafter	7% for the 1st year 6% for the 2nd year 5% for the 3rd year 4% for the 4th year 3% for the 5th year 2% for the 6th year 1% for the 7th year 0% thereafter
Maximum transfer charge[3]	$25	N/A	$25	$25	$25

1	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.
2	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.
3	This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you will pay periodically during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level.

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Maximum Annual Contract Fee[4]	$50	$50	$50	$50	$50
Current Annual Contract Fee[5]	$30	$30	$30	$30	$30

Separate Account Annual Expenses (as a percentage of average account value)6

(Contracts with initial Purchase Payment less than $250,000)
Asset-Based Charge[7]	1.25%	1.25%	1.25%	1.25%	1.25%
(Contracts with initial Purchase Payment greater than $250,000)
Asset-Based Charge[7]	1.00%	1.00%	1.25%	1.25%	1.25%

Optional Benefit Rider Charges8 (as a percentage of your Contract’s total value unless otherwise stated)

Accidental Death Benefit Rider	0.10%	0.10%	Not Offered	Not Offered	Not Offered
Accumulated Value Enhance-ment (“CARESolutions Plus”) Rider[9] (as a percentage of your initial Purchase Payment)	Not Offered	Not Offered	Maximum: 1.00% Current: 0.40%	Maximum: 1.00% Current: 0.35%	Maximum: 1.00% Current: 0.35%
Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	Not Offered	Not Offered	0.25%	0.25%	0.25%
Enhanced “Stepped-Up” Death Benefit Rider	0.15%	0.15%	Not Offered	Not Offered	Not Offered
Enhanced Death Benefit Rider[10]	Not Offered	Not Offered	0.25%	0.25%	0.25%
Guaranteed Retirement Income Benefit Rider[11]	Not Offered	Not Offered	0.30%	0.30%	0.30%
Nursing Home Waiver[11]	0.05%	0.05%	Not Offered	Not Offered	Not Offered
Waiver of Withdrawal Charge (“CARESolutions”) Rider[1][2]	Not Offered	Not Offered	Not Offered	0.10%	0.10%

4	This charge is not currently imposed and would apply only to Declaration and Patriot Contracts of less than $10,000; and Revolution Access, Revolution Extra, and Revolution Value Contracts of less than $50,000.
5	This charge applies only to Declaration and Patriot Contracts of less than $10,000; and Revolution Access, Revolution Extra, and Revolution Value Variable Annuities Contracts of less than $50,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.
6	This charge applies only to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options. For Revolution Access, Revolution Extra and Revolution Value Variable Annuities Contracts, the charge does not apply to the guarantee rate account under our dollar-cost averaging value program.
7	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
8	Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 th of the annual charge shown in this table.

9	This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to do so on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.
10	In certain states (and for Riders issued prior to May 1, 2002), the rate for Enhanced Death Benefit Rider may be lower than the amount shown.
11	This Rider is not available for Contracts issued after April 30, 2004.
12	This charge is imposed as a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, and other expenses	0.25%	1.28%

Examples

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

EXAMPLE 1

The first example assumes that you invest $10,000 in a Contract with all the optional benefit Riders that may have been available. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maximum Portfolio Level Total Operating Expenses
Declaration Variable Annuity with: Enhanced “Stepped-Up” Death Benefit Rider; Accidental Death Benefit Rider; and Nursing Home Waiver Rider	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$831	$1,338	$1,872	$3,200
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$291	$890	$1,516	$3,200
Patriot Variable Annuity with: Enhanced “Stepped-Up” Death Benefit Rider; Accidental Death Benefit Rider; and Nursing Home Waiver Rider	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$829	$1,334	$1,866	$3,187
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$289	$886	$1,509	$3,187
Revolution Access Variable Annuity with: Enhanced Death Benefit Rider Earnings Enhancement Death Benefit Rider Accumulated Value Enhancement Rider; and Guaranteed Retirement Income Benefit Rider	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$437	$1,318	$2,208	$4,474
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$437	$1,318	$2,208	$4,474

Revolution Extra Variable Annuity with:

Waiver of Withdrawal Charge Rider;

Enhanced Death Benefit Rider;

Earnings Enhancement Death Benefit Rider;

Accumulated Value Enhancement Rider; and

Guaranteed Retirement Income Benefit Rider

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,078	$1,979	$2,797	$4,566
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$448	$1,349	$2,258	$4,566

Maximum Portfolio Level Total Operating Expenses

Revolution Value Variable Annuity with:

Waiver of Withdrawal Charge Rider;

Enhanced Death Benefit Rider;

Earnings Enhancement Death Benefit Rider;

Accumulated Value Enhancement Rider; and

Guaranteed Retirement Income Benefit Rider.

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,077	$1,795	$2,522	$4,555
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$447	$1,346	$2,252	$4,555

EXAMPLE 2

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Minimum Portfolio Level Total Operating Expenses
Declaration Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$695	$929	$1,187	$1,820
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$482	$833	$1,820
Patriot Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$695	$926	$1,183	$1,811
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$480	$828	$1,811
Revolution Access Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$155	$480	$828	$1,811
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$480	$828	$1,811
Revolution Extra Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$785	$1,107	$1,362	$1,817
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$155	$482	$831	$1,817
Revolution Value Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$784	$925	$1,092	$1,808
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$154	$479	$827	$1,808

The following table describes the operating expenses for each Portfolio, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

As noted in the footnotes to the table, for certain Portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the Portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

Portfolio Annual Expenses (as a percentage of Portfolio average net assets for the fiscal year ended December 31, 2011, except as stated in the Notes that follow this table, rounded to two decimal places).

All of the Portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. These NAV class shares of a Portfolio are based upon the expense ratios of the Portfolio’s Series I shares for the year ended December 31, 2011 (adjusted to reflect the absence of any Rule 12b-1 fee applicable to the NAV shares).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
500 Index Trust B
Series NAV	0.47%	0.00%	0.02%	—	0.49%	-0.24%[2]	0.25%
Active Bond
Series NAV	0.60%	0.00%	0.03%	0.01%	0.64%	0.00%	0.64%
Blue Chip Growth
Series NAV	0.78%	0.00%	0.03%	—	0.81%	0.00%	0.81%

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Capital Appreciation
Series NAV	0.70%	0.00%	0.04%	—	0.74%	0.00%	0.74%
Equity-Income
Series NAV	0.78%	0.00%	0.03%	—	0.81%	0.00%	0.81%
Financial Services
Series NAV	0.80%[3]	0.00%	0.08%	—	0.88%	0.00%	0.88%
Fundamental All Cap Core
Series NAV	0.68%	0.00%	0.03%	—	0.71%	0.00%	0.71%
Global Bond
Series NAV	0.70%	0.00%	0.07%	—	0.77%	0.00%	0.77%
Health Sciences
Series NAV	1.05%	0.00%	0.08%	—	1.13%	0.00%	1.13%
High Yield
Series NAV	0.67%	0.00%	0.05%	—	0.72%	0.00%	0.72%
International Equity Index B
Series NAV	0.54%	0.00%	0.04%	—	0.58%	-0.24%[2]	0.34%
International Value
Series NAV	0.80%	0.00%	0.12%	—	0.92%	0.00%	0.92%
Lifestyle Balanced
Series NAV	0.04%	0.00%	0.02%	0.69%	0.75%	0.00%	0.75%
Mid Cap Index
Series NAV	0.47%	0.00%	0.02%	—	0.49%	0.00%	0.49%
Mid Cap Stock
Series NAV	0.83%	0.00%	0.05%	—	0.88%	0.00%	0.88%
Mid Value
Series NAV	0.95%	0.00%	0.04%	0.02%	1.01%	0.00%	1.01%
Money Market B
Series NAV	0.50%	0.00%	0.02%	—	0.52%	-0.24%[2]	0.28%
Real Estate Securities
Series NAV	0.70%	0.00%	0.04%	—	0.74%	0.00%	0.74%
Short Term Government Income
Series NAV	0.56%	0.00%	0.04%	—	0.60%	0.00%	0.60%
Small Cap Growth
Series NAV	1.06%	0.00%	0.05%	—	1.11%	0.00%	1.11%
Small Cap Index
Series NAV	0.47%	0.00%	0.03%	0.05%	0.55%	0.00%	0.55%
Small Cap Value
Series NAV	1.05%	0.00%	0.04%	0.19%	1.28%	0.00%	1.28%
Total Bond Market B
Series NAV	0.47%	0.00%	0.06%	—	0.53%	-0.28%[2]	0.25%
Total Return
Series NAV	0.68%	0.00%	0.05%	—	0.73%	0.00%	0.73%
Total Stock Market Index
Series NAV	0.49%	0.00%	0.03%	—	0.52%	0.00%	0.52%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

JHVIT sells shares of the Portfolio only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, the Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the Portfolio’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A Portfolio’s “Total Annual Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired portfolio fees, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2013 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.

[3]	The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. Basic Information

What is the Contract?

Each of the five (5) Contracts listed on the first page of this Prospectus is a deferred purchase payment variable annuity contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Because this Contract is also a “deferred payment” contract, the annuity payments will begin on a future date, called the Contract’s Maturity Date. Under a “variable annuity” contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity was provided under a master group contract, the term “Contract” as used in this Prospectus refers to the certificate you were issued and not to the master group contract.

Who owns the Contract?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

Is the Owner also the Annuitant?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant or joint Annuitant if that person met our underwriting standards. We may also have permitted you to name as joint Annuitants two persons other than yourself if those persons met our underwriting standards.

How can I invest money in a Contract?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract Value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

Contract	Minimum Initial Purchase Payment	Minimum Additional Purchase Payment	Minimum Direct Deposit Additional Purchase Payment
Declaration	$1,000	$500	$100
Patriot	$1,000	$500	$100
Revolution Access	$25,000	$200	$100
Revolution Extra	$10,000	$200	$100
Revolution Value	$5,000	$200	$100

Currently, we do not enforce these minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84. We may, however, have waived this underwriting limit.

Limits on Additional Purchase Payments

You can make Additional Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option, in any one Contract Year may not exceed $1 million. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date until the age limit shown below:

If your Contract is used to fund	You may not make any Purchase Payments after the Annuitant reaches age
A Qualified Plan	70 1/2[1]
A Nonqualified plan	85[2]

[1]	except for a Roth IRA, which has an age limit of 85
[2]	84 1/2 for Declaration Variable Annuity

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments. Additional Purchase Payments made by check must be:

•	drawn on a U.S. bank;

•	drawn in U.S. dollars; and

•	made payable to “John Hancock” and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day. We will promptly return any Purchase Payment not in Good Order.

We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire. You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

How will the value of my investment in the Contract change over time?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. You (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by us or by other life insurance companies before submitting an Additional Purchase Payment if you would prefer a broader range of investment options.

Fixed Investment Options

The amount you’ve invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, “surrender” or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This “market value adjustment” (or “MVA”) imposes investment risks on you. We describe how the market value adjustments work in “Calculation of Market Value Adjustment (“MVA”).”

Extra Credit Feature

(Available only on the Revolution Extra Variable Annuity Contracts)

Each time you make a Purchase Payment, we will credit an extra amount to your Contract Value in addition to the amount of the Purchase Payment. If your Purchase Payment is greater than $10,000 and less than $2.5 million, the extra amount will be equal to 3.5% of the Purchase Payment. If your Purchase Payment is $2.5 million or more, the extra amount will be equal to 5.0% of the Purchase Payment. These extra amounts are referred to as extra credits. Each extra credit will be credited to your Contract at the same time the Purchase Payment is credited and will be allocated among the Variable Investment Options and the Fixed Investment Options in the same way that the Purchase Payment is allocated (see “Allocation of Purchase Payments”). However, each extra credit will be treated as “earnings” under your Contract, not as a Purchase Payment for determining withdrawal charges. Amounts attributable to extra credits will be considered “earnings” under a Contract for federal tax purposes and “earnings” with respect to our determination of certain benefits under your Contract and any optional benefit Riders that you may have purchased.

We expect to make a profit from the Contracts and anticipate that a portion of the withdrawal charge, and any profits derived from other Contract fees and charges will be used to help recover our cost of providing the extra credit feature. (For a description of these fees and charges, see the response to the question “What fees and charges will be deducted from my Contract?”) Under certain circumstances (such as a withdrawal of money that is in excess of the free Withdrawal Amounts, while a withdrawal charge is in effect) the cost associated with the extra credit feature may exceed the extra credit amount and any related earnings. You should consider this possibility before remitting any Additional Purchase Payments for a Revolution Extra Contract.

What Annuity Benefits does the Contract provide?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under “VIII. The Annuity Period” for information about all of these choices you can make.

To what extent can John Hancock USA vary the terms and conditions of the Contracts?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, or mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

How can I change my Contract’s Investment Options?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) into which your Purchase Payments would be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “VIII. The Annuity Period.”

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, except for the Patriot variable annuity which has no transfer charge, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to impose a charge of up to $25 for any transfer beyond the annual limit (transfers out of a Fixed Investment Option may, however, incur a market value adjustment—either positive or negative).

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.

Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to any of our dollar cost averaging programs (only the Revolution Value Variable Annuity has more than one dollar cost averaging program) or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under the Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply the Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Procedure for Transfers among Investment Options

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center. Your request should include:

•	your name;

•	daytime telephone number;

•	Contract number;

•	the names of the Investment Options to and from which assets are being transferred;

•	the amount of each transfer; and

•	your signature and date of the request.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar-Cost Averaging Programs

Under our standard dollar-cost averaging program, you may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

•	you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

•	you may discontinue the program at any time;

•	the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted; and

•	automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

(Available only on the Revolution Value Variable Annuity.) Under our dollar-cost averaging value program, you may elect to deposit any new Purchase Payment of $5,000 or more in a guarantee rate account that we call the “DCA rate account.” For Contracts issued after April 30, 2004, your deposits under this program will be depleted over a 6 month period. For Contracts issued prior to May 1, 2004, the assets in this account attributable to a new Purchase Payment will be transferred automatically to one or more Variable Investment Options over a period that is equal in length (i.e., either 6 months or 12 months) to the period you initially selected. A new period will begin on the date each new Purchase Payment is deposited in the DCA rate account program with respect to that Purchase Payment. At the time of each deposit into this program, you must tell us in writing:

•	that your deposit should be allocated to this program; and

•	the Variable Investment Options to which assets will be transferred; and

•	the percentage amount to be transferred to each such Variable Investment Option.

Transfers to Fixed Investment Options are not permitted under this program, and transfers of your account value from a Variable Investment Option are not currently permitted to initiate the program. (You may, however, change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone.)

Your participation in the dollar-cost averaging value program will end if you request a withdrawal from the DCA rate account, or if you request a transfer from the DCA rate account that is in addition to the automatic transfers.

You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

The dollar-cost averaging programs allow investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging programs do not guarantee profits or prevent losses in a declining market and require regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging programs do not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in either dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the dollar-cost averaging programs at any time.

You should consult with your financial advisor to assist you in determining whether the dollar-cost averaging programs and the Variable Investment Option from which we are taking the transfers are suited for your financial needs and investment risk tolerance.

Strategic Rebalancing Program

This program automatically resets the percentage of your account value allocated to the Variable Investment Options. Over time, the variations in the investment results for each Variable Investment Option you’ve selected for this program will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among these Variable Investment Options to reestablish the preset percentages you have chosen. (You may, however, change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone). Strategic rebalancing would usually result in transferring amounts from a Variable Investment Option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a Variable Investment Option with relatively lower current investment performance to one with relatively higher current investment performance.

This program can be elected by sending the appropriate form to the Annuities Service Center. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each Variable Investment Option, and a future beginning date. Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

We permit strategic rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

The Fixed Investment Options do not participate in and are not affected by strategic rebalancing. There is no charge for the strategic rebalancing program. Also, fund transfers under this program do not trigger transfer fees (where applicable) nor do they count towards any applicable transfer limits. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

What fees and charges will be deducted from my Contract?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios’ prospectuses.

Asset-Based Charges

We deduct asset-based charges daily, as a percentage of average account value, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts, as follows:

Separate Account Annual Expenses (as a percentage of average account value)

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
(Contracts with initial Purchase Payment less than $250,000) Asset-Based Charge	1.25%	1.25%	1.25%	1.25%	1.25%
(Contracts with initial Purchase Payment greater than $250,000) Asset-Based Charge	1.00%	1.00%	1.25%	1.25%	1.25%

This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Annual Contract Fee

We currently deduct a $30 annual Contract fee at the end of each Contract Year for a Declaration or Patriot Contract with a total value of less than $10,000 and also for a Revolution Access, Revolution Extra or Revolution Value Contract with a total value of less than $50,000. We also deduct the annual fee before then if you surrender your Contract, unless your Contract’s total value, at the time of surrender, is above either $10,000 for Declaration and Patriot Contracts, or $50,000 for Revolution Access, Revolution Extra, and Revolution Value Contracts.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

Withdrawal Charge

(Not applicable to the Revolution Access Variable Annuity)

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. Some people refer to this charge as a “contingent deferred withdrawal load.” The amount of this charge will depend on the type of Contract you purchased and the number of years that have passed since we received your Purchase Payments, as shown below:

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Withdrawal Charge (as % of amount withdrawn or surrendered)[1]	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	6% for the 1st year 6% for the 2nd year 5% for the 3rd year 5% for the 4th year 4% for the 5th year 3% for the 6th year 2% for the 7th year 0% thereafter	None	7% for the 1st year 7% for the 2nd year 7% for the 3rd year 7% for the 4th year 6% for the 5th year 5% for the 6th year 4% for the 7th year 0% thereafter	7% for the 1st year 6% for the 2nd year 5% for the 3rd year 4% for the 4th year 3% for the 5th year 2% for the 6th year 1% for the 7th year 0% thereafter

[1]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

Withdrawal charges help to compensate us for the cost of selling the Contracts, including expenses relating to the extra credit feature under Revolution Extra Variable Annuity Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

Free Withdrawal Amounts (applicable to Revolution Extra and Revolution Value Contracts). If you purchased a Revolution Extra or Revolution Value Contract and have any earnings in your Contract, you can always withdraw that profit without any withdrawal charge. By “earnings,” we mean the amount by which your Contract Value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. For Revolution Extra Contracts, “earnings” also includes any amounts attributable to an extra credit. If your Contract doesn’t have any earnings (or you have withdrawn it all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

Free Withdrawal Amounts (applicable to Patriot and Declaration Contracts). If you purchased a Patriot or Declaration Contract, you can make withdrawals without any withdrawal charge, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.

How we determine and deduct the charge: If the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free Withdrawal Amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been “withdrawn” under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.

We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the Withdrawal Amount comes from Investment Option “A” and 40% from Investment Option “B,” then we will deduct 60% of the withdrawal charge from Investment Option “A” and 40% from Investment Option “B.” If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

When withdrawal charges don’t apply: We don’t assess a withdrawal charge in the following situations:

•	on amounts applied to an Annuity Option at the Contract’s Maturity Date or to pay a death benefit;

•	on certain withdrawals if you have elected the Rider that waives the withdrawal charge (nursing home Rider for Declaration and Patriot Variable Annuities); or

•

on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans, with respect to this Contract. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

How an MVA affects the withdrawal charge. If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

Optional Benefit Rider Charges1 (as a percentage of your Contract’s total value unless otherwise stated)

	Declaration Variable Annuity	Patriot Variable Annuity	Revolution Access Variable Annuity	Revolution Extra Variable Annuity	Revolution Value Variable Annuity
Accidental Death Benefit Rider	0.10%	0.10%	Not Offered	Not Offered	Not Offered

Accumulated Value Enhancement (“CARESolutions Plus”) Rider[2] (as a percentage of your initial Purchase Payment)	Not Offered	Not Offered	Maximum: 1.00% Current: 0.40%	Maximum: 1.00% Current: 0.35%	Maximum: 1.00% Current: 0.35%

Earnings Enhancement (“Beneficiary Tax Relief”) Death Benefit Rider	Not Offered	Not Offered	0.25%	0.25%	0.25%

Enhanced “Stepped-Up” Death Benefit Rider	0.15%	0.15%	Not Offered	Not Offered	Not Offered

Enhanced Death Benefit Rider[3]	Not Offered	Not Offered	0.25%	0.25%	0.25%

Guaranteed Retirement Income Benefit Rider[4]	Not Offered	Not Offered	0.30%	0.30%	0.30%

Nursing Home Waiver[4]	0.05%	0.05%	Not Offered	Not Offered	Not Offered
Waiver of Withdrawal Charge (“CARESolutions”) Rider[5]	Not Offered	Not Offered	Not Offered	0.10%	0.10%

[1]	Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in this table.
[2]

This Rider is available only if you purchased the Waiver of Withdrawal Charge Rider as well. We do not currently impose the maximum charge shown, but reserve the right to do so on a uniform basis for all Accumulated Value Enhancement Riders issued in the same state.

[3]	In certain states (and for Riders issued prior to May 1, 2002), the rate for Enhanced Death Benefit Rider may be lower than the amount shown.
[4]	This Rider was not available for Contracts issued after April 30, 2004.
[5]	The charge shown is a percentage of that portion of your Contract’s total value attributable to Purchase Payments that are still subject to withdrawal charges.

How can I withdraw money from my Contract?

Surrenders and Withdrawals

Prior to your Contract’s Maturity Date, if the Annuitant is living, you may:

•	surrender your Contract for a cash payment of its “Surrender Value”; or

•	make a withdrawal of a portion of your Surrender Value.

The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax. We will determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “IX. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59 1/2, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.

We will deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option. For Declaration and Patriot Variable Annuities only: if your “free withdrawal value” at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other withdrawals.

Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “IX. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

We will deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Nursing Home Waiver of Withdrawal Charge

(Applicable only to the Declaration and Patriot Variable Annuities)

If you own a Declaration or Patriot Contract, you have may purchased an optional nursing home waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. If you purchased this Rider, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:

•	You become confined to a nursing home beginning at least 90 days after we issue your Contract.

•	You remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

•	We receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

•	Your confinement is prescribed by a doctor and medically necessary.

At the time of application, you could not purchase this Rider if (1) you were older than 75 years at application or (2) in most states, if you were confined to a nursing home within the two years preceding your application.

Waiver of Withdrawal Charge Rider

(Applicable only to Revolution Extra and Revolution Value Variable Annuities)

If you own a Revolution Extra or Revolution Value Contract, you may have purchased an optional waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. The “covered persons” under the Rider are the Owner and the Owner’s spouse, unless the Owner is a trust. If the Owner is a trust, the “covered persons” are the Annuitant and the Annuitant’s spouse.

Under this Rider, we will waive withdrawal charges on any withdrawals, if all the following conditions apply to a “covered person”:

•	a covered person becomes confined to a nursing home beginning at least 30 days after we issue your Contract;

•	such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

•	the covered person’s confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

In addition, depending on your state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider.

At the time of application, you could not purchase this Rider: (1) if either of the covered persons was older than 74 years at application or (2) in most states, if either of the covered persons was confined to a nursing home within the past two years at application.

There is a charge for this Rider, as set forth in the Fee Tables. This Rider (and the related charges) will terminate on the Contract’s Maturity Date, upon your surrendering the Contract, or upon your written request that we terminate it.

If you purchased this Rider, you and your immediate family may have had access to a national program of eldercare services, including access to a list of long-term care providers who provide special discounts. This benefit is no longer available with the Rider.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters.” For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request. In certain marketing materials, this Rider may be referred to as “CARESolutions.”

There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., “Variations in Charges or Rates”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge (withdrawal charge not applicable to Revolution Access Variable Annuities) that would apply to an otherwise comparable non-systematic withdrawal. See “How will the value of my investment in the Contract change over time?” and “What fees and charges will be deducted from my Contract?” The same tax consequences that apply to other withdrawals also generally apply.

You may cancel the systematic withdrawal plan at any time.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “IV. Basic Information – Telephone and Electronic Transactions” in this Prospectus.

What happens if the Owner or Annuitant dies before my Contract’s Maturity Date?

Death Benefits – In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract’s Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

If you die before annuity payments have begun:

•

If the Contract’s designated Beneficiary is your surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See “X. Other Information – Spouse.” In that case:

¡	under Declaration and Patriot Contracts, we will not pay a death benefit but your Contract Value will equal the death benefit that would have been payable, excluding amounts payable under any optional benefit Riders; and

¡	under Revolution Access, Revolution Extra and Revolution Value Contracts, we will not pay a death benefit but your Contract Value will equal the death benefit that would have been payable, including amounts payable under any optional benefit Riders; and

¡	under Patriot, Declaration, Revolution Access, Revolution Extra and Revolution Value Contracts, any additional amount that we may credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract;

•

if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in a Contract on the date of your death must be:

¡	paid out in full within five years of your death; or

¡	where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your “entire interest” in a Revolution Access, Revolution Extra and Revolution Value Contract, as issued in most states, equals the standard death benefit (or any enhanced death benefit) for the Contract on the date of your death. If an Earnings Enhancement benefit Rider is then in force, the “entire interest” in most states will also include any Earnings Enhancement death benefit amount that may then be payable. Your “entire interest” in a Declaration or Patriot Contract on the date of your death, if you are the last surviving Annuitant as well as the Owner, equals the death benefit that then becomes payable. If you are the Owner of a Declaration or Patriot Contract (or an owner of a Revolution Access, Revolution Extra or Revolution Value Contract in certain states such as IL or MN) but not the last surviving Annuitant, the “entire interest” equals:

•	the Surrender Value if paid out in full within five years of your death; or

•

where the Beneficiary is an individual, your Contract Value applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

You should review your Contract carefully to determine the “entire interest” that will be distributed upon an Owner’s death.

If you die on or after annuity payments have begun, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “IV. Basic Information – What fees and charges will be deducted from my Contract? – Asset-Based Charges”).

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

Death Benefits Following Death of Annuitant

Under Declaration and Patriot Contracts, if the Annuitant dies before your Contract’s date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit Rider. Under Revolution Access, Revolution Extra and Revolution Value Contracts, our payment of the “standard” death benefit, and any enhanced death benefits, depends on the form of ownership and whether there is one Annuitant or joint Annuitants:

•	If your Contract is owned by a single natural person and has a single Annuitant, the death benefit is payable on the earlier of the Owner’s death and the Annuitant’s death.

•

If your Contract is owned by a single natural person and has joint Annuitants, the death benefit is payable on the earliest of the Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.

•

If your Contract is owned by joint Owners and has a single Annuitant, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the Annuitant’s death.

•

If your Contract is owned by joint Owners and has joint Annuitants, the death benefit is payable on the earliest of the first Owner’s death (whether or not the Owner is also an Annuitant) and the last Annuitant’s death.

In certain states, such as IL and MN, the death benefit under Revolution Access, Revolution Extra and Revolution Value Contracts is payable only upon an Annuitant’s death. You should review your Contract carefully to determine when a “standard” death benefit is payable.

If your Patriot, Declaration, Revolution Access, Revolution Extra or Revolution Value Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard Death Benefit

The standard death benefit under Declaration, Patriot, Revolution Access, Revolution Extra and Revolution Value Contracts is the greater of:

•	your Contract Value, adjusted by any then-applicable market value adjustment; or

•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders

We offered several optional death benefit Riders under Declaration, Patriot, Revolution Access, Revolution Extra and Revolution Value Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders could enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider.

Under Declaration and Patriot Contracts, we offered a “Stepped-Up” death benefit Rider and an “Accidental Death Benefit” Rider to applicants under age 80 at the time of purchase. Under Revolution Access, Revolution Extra and Revolution Value Contracts, we offered an “enhanced” death benefit Rider if each Owner and each Annuitant was under age 80 at the time of purchase. We also offered an “Earnings Enhancement Death Benefit Rider” to purchasers of Revolution Access, Revolution Extra and Revolution Value Contracts if each Owner and each Annuitant was under age 75 at the time of purchase. The Earnings Enhancement Death Benefit Rider was not available, however, to Contracts issued in connection with Qualified Plans.

We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value

We calculate the death benefit value as of the day we receive in Good Order at the Annuities Service Center:

•	proof of death before the Contract’s date of maturity; and

•	any required instructions as to method of settlement.

We will generally pay the death benefit in a “lump sum” under our current administrative procedures to the Beneficiary you chose, unless:

•	the death benefit is payable because of the Owner’s death, the designated Beneficiary is the Owner’s spouse, and he or she elects to continue the Contract in force; or

•

an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under “Annuity Options.”

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “IV. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under “Annuity Options.”

What other optional benefits may have been available when I purchased a Contract?

(Applicable only to Revolution Access, Revolution Extra and Revolution Value Variable Annuities)

Accumulated Value Enhancement Benefit

If you elected this benefit when you purchased a Contract, we will make a contribution to the Contract Value on a monthly basis if the covered person (who must be an Owner and the Annuitant):

•	is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and

•	is receiving certain qualified services described in the Rider.

The amount of the contribution (called the “Monthly Benefit”) is shown in the specifications page of the Contract. However, the benefit contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the Contract also contains a limit on how much the Contract Value can be increased by this benefit (the “benefit limit”). The Rider must be in effect for 7 years before any increase will occur.

You could only elect this benefit when you applied for the Contract, if it was then available in your state. Under our current administrative rules, the Monthly Benefit (without regard to the inflation protection feature) is equivalent to 1% of your initial Purchase Payment, up to a maximum Purchase Payment of $300,000. We may reduce this $300,000 limit further, however, if you own additional annuity contracts issued by John Hancock USA and its affiliates that provide a similar benefit. The $300,000 limit applies only to the calculation of the Monthly Benefit under the accumulated value enhancement Rider. (See “Limits on Purchase Payments” for a general description of other Purchase Payment limits under the Contract.)

You could not have elected this Rider unless you also elected the waiver of withdrawal charge Rider. There is a monthly charge for this benefit as described in the Fee Tables.

The Rider will terminate if the Contract terminates, if the covered person dies, if the benefit limit is reached, if the Owner is the covered person and the ownership of the Contract changes, or if, before annuity payments start, the Contract Value falls below an amount equal to 25% of your initial Purchase Payment. You may cancel the Rider by written notice at any time. The Rider charge will terminate when the Rider terminates.

If you choose to continue the Rider after the Contract’s Maturity Date, charges for the Rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

In certain marketing materials, this Rider may have been referred to as “CARESolutions Plus.”

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters” in this Prospectus.

Guaranteed Retirement Income Benefit

Contracts issued before May 1, 2004 may have been issued with Guaranteed Retirement Income Benefit Rider:

If you elected this benefit, we will guarantee the amount of annuity payments you receive, if the following conditions are satisfied:

•	The Maturity Date must be within the 30 day period following a Contract Anniversary.

•

If the Annuitant was age 45 or older on the date of issue, the Contract must have been in effect for at least 10 Contract Years on the Maturity Date and the Maturity Date must be on or after the Annuitant’s 60th birthday and on or before the Annuitant’s 90th birthday.

•

If the Annuitant was less than age 45 on the date of issue, the Contract must have been in effect for at least 15 Contract Years on the Maturity Date and the Maturity Date must be on or before the Annuitant’s 90th birthday.

If your Contract was issued with this Rider, you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this Rider, you will continue to have the option of exercising any other right or option that you would have under the Contract (including withdrawal and annuity payment options) if the Rider had not been added to it.

If you decided to add this Rider to your Contract, and if you ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our “Option A: Life Annuity with Payments for a Guaranteed Period” described below under “Annuity Options.” The guaranteed period will automatically be a number of years that the Rider specifies, based on the Annuitant’s age at the annuity date and whether your Contract is purchased in connection with a Qualified Plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this Rider.

We guarantee that the amount you can apply to this Annuity Option will be at least equal to the amount of each Purchase Payment you have paid, accumulated at the rate(s) specified in the Contract, but adjusted for any withdrawals you have taken. The accumulation rates differ between (a) Contract Value allocated to a Fixed Investment Option or Money Market Investment Option (currently 4%) and (b) Contract Value allocated to all other Variable Investment Options (currently 5%). Withdrawals reduce the accumulated amount in direct proportion to the percentage of Contract Value that was reduced by the withdrawal (including any withdrawal charges). After a withdrawal, the accumulation rate(s) will only be applied to the remaining accumulated amount. If your total Contract Value is higher than the amount we guarantee, we will apply the higher amount to the Annuity Option instead of the guaranteed amount.

There is a monthly charge for this Rider as described in the Fee Tables. The Rider (and the related charges) automatically terminate if your Contract is surrendered or the Annuitant dies. After you’ve held your Contract for 10 years, you can terminate the Rider by written request.

Can I return my Contract?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to us or to the financial advisor who delivered the Contract to you.

In most states, you would have received a refund equal to your Contract Value on the date of cancellation, minus the extra credit deduction (applicable only to Revolution Extra Variable Annuity Contracts, as defined below), adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or during the first 7 days of the right to review period if your Contract was issued as an IRA, you would have received a refund of all Purchase Payments during the first seven days of the right to review period, if that amount were greater than the amount otherwise payable. The date of cancellation would have been the date we received the Contract.

The “extra credit deduction” is equal to the lesser of (1) the portion of your Contract Value that is attributable to any extra credits and (2) the amount of all extra credits. Thus, you would have received any gain and we would have borne any loss on extra credits if you returned your Contract within the time period specified above.

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

V. General Information about Us, the Separate Account and the Portfolios

The Company

We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. We also have an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Account, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Account

We use our Separate Account to support the Variable Investment Options.	Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly John Hancock Variable Annuity Account JF). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account T.

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Life Insurance Company (U.S.A.) Separate Account T. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Account T under Massachusetts law. The Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the

Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

The John Hancock Variable Insurance Trust’s Lifestyle Balanced Trust is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Variable Insurance Trust’s Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolio, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced Portfolio.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Trust in other portfolios on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Trust. In addition, the ten largest holdings of John Hancock Variable Insurance Trust’s Lifestyle Balanced Trust will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.		Available In:

Davis Selected Advisers, L.P.
Financial Services Trust	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies that are principally engaged in financial services.	Revolution Access Revolution Extra Revolution Value Patriot Declaration

Declaration Management & Research LLC
Total Bond Market Trust B	Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.	Revolution Access Revolution Extra Revolution Value Patriot

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.	Revolution Access Revolution Extra Revolution Value Patriot Declaration

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2]	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.	Revolution Access Revolution Extra Revolution Value Patriot

JOHN HANCOCK VARIABLE INSURANCE TRUST We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.		Available In:

Jennison Associates LLC
Capital Appreciation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.	Revolution Access Revolution Extra Revolution Value Patriot

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental All Cap Core Trust (formerly, Optimized All Cap Trust)	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.	Revolution Access Revolution Extra Revolution Value Patriot Declaration

Short Term Government Income Trust	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities, or instrumentalities. Under normal circumstances, the Portfolio’s effective duration is no more than 3 years.	Revolution Access Revolution Extra Revolution Value Patriot

John Hancock Asset Management (North America) a division of Manulife Asset Management (US) LLC
500 Index Trust B	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index and securities that as a group will behave in a manner similar to the Index.[3]	Revolution Access Revolution Extra Revolution Value Patriot Declaration

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[3] and securities that as a group behave in a manner similar to the Index.	Revolution Access Revolution Extra Revolution Value

Money Market Trust B

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

Revolution Access Revolution Extra Revolution Value Patriot Declaration

Small Cap Index Trust[4]	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[5] and securities that will as a group behave in a manner similar to the Index.	Revolution Access Revolution Extra Revolution Value

JOHN HANCOCK VARIABLE INSURANCE TRUST We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.		Available In:

Total Stock Market Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[6] and securities that as a group will behave in a manner similar to the Index.	Revolution Access Revolution Extra Revolution Value

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.	Revolution Access Revolution Extra Revolution Value Patriot

Pacific Investment Management Company LLC
Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.	Revolution Access Revolution Extra Revolution Value Patriot

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.	Revolution Access Revolution Extra Revolution Value

SSgA Funds Management, Inc.
International Equity Index Trust B	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[7] or American Depository Receipts or Global Depository Receipts representing such securities.	Revolution Access Revolution Extra Revolution Value Patriot

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.	Revolution Access Revolution Extra Revolution Value Patriot

Equity-Income Trust	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.	Revolution Access Revolution Extra Revolution Value Patriot

JOHN HANCOCK VARIABLE INSURANCE TRUST We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.		Available In:

Health Sciences Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.	Revolution Access Revolution Extra Revolution Value

Mid Value Trust	Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P Midcap 400® Index[3] or the Russell Midcap® Value Index.[5]	Revolution Access Revolution Extra Revolution Value Patriot

Templeton Investment Counsel, LLC
International Value Trust[8]	Seeks long-term growth of capital. To do this, the Portfolio invests at least 85% of its net assets in foreign (non-U.S.) equity securities.	Revolution Access Revolution Extra Revolution Value Patriot Declaration

Wellington Management Company, LLP
Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.	Revolution Access Revolution Extra Revolution Value

Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.	Revolution Access Revolution Extra Revolution Value Patriot Declaration

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.	Revolution Access Revolution Extra Revolution Value

Western Asset Management Company
High Yield Trust[9]	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.	Revolution Access Revolution Extra Revolution Value Patriot

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the All Cap Core Trust and the Real Estate Securities Trust.
3

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the S&P 500® Index ranged from $1.4 billion to $505.7 billion, and as of February 29, 2012, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $533 million to $10.1 billion.

[4]	The Small Cap Index Trust is not available for Contracts issued after April 30, 2003.

[5]

“Russell 3000”, “Russell 2000”, “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the Russell 3000® Index ranged from $26 million to $505.7 billion, Russell 2000® Index ranged from $26 million to $3.6 billion, as of February 29, 2012, the market capitalizations of companies included in the Russell 1000® Value Index ranged from $162 million to $505.7 billion, and as of February 29, 2012, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $162 million to $21.5 billion.

[6]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1.2 million to $505.7 billion.

[7]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalization range of the Index was $24 million to $277 billion.

[8]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[9]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

VI. Information About Fixed Investment Options

In General

All of John Hancock USA’s general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, we have established a “non-unitized” separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the Fixed Investment Options belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the guaranteed interest rate of the Fixed Investment Option you selected, provided that you don’t surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

How the Fixed Investment Options Work

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Option, we will automatically transfer its total value to a Money Market Variable Investment Option under your Contract, unless you elect to:

•	withdraw all or a portion of any such amount from the Contract;

•	allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

•	allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration. The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For Contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract’s Maturity Date, your Maturity Date will automatically be changed to the Annuitant’s 95th birthday (or a later date, if we approve). We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment (“MVA”)

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option prior to its expiration date, we will apply a market value adjustment.

A market value adjustment also generally applies to:

•	death benefits pursuant to your Contract;

•	amounts you apply to an Annuity Option; and

•	amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro rata based on the value in each. If there is insufficient value in your other Investment Options, we will in no event pay out more than the Surrender Value of the Contract.

Here is how the MVA works:

We compare:

•	the guaranteed rate of the Fixed Investment Option from which the assets are being taken;

with:

•	the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than  1/2%, the market value adjustment produces an increase in your Contract’s value.

If the first rate does not exceed the second by at least  1/2%, the market value adjustment produces a decrease in your Contract’s value.

For this purpose, we consider that the amount withdrawn from the Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the MVA appear in Appendix A.

What Additional Guarantee Applies to the Fixed Investment Options Under My Contract?

John Hancock USA’s ultimate parent, Manulife Financial Corporation (“MFC”), has guaranteed John Hancock USA’s obligations with respect to any Fixed Investment Options you elect (the “MFC Subordinated Guarantee”). The MFC Subordinated Guarantee will apply unless and until we notify you otherwise. If we give you such notice, however, the MFC Subordinated Guarantee would remain in effect for all guarantee periods under the Fixed Investment Options that had already started, and would be inapplicable only to guarantee periods starting after the date of such notice. The MFC Subordinated Guarantee does not relieve John Hancock USA of any obligations under your Contract — it is in addition to all of the rights and benefits that the Contract provides. There is no charge or cost to you for the MFC Subordinated Guarantee, and there are no disadvantages to you of having this additional guarantee.

Under the rules of the United States Securities and Exchange Commission (“SEC”), the MFC Subordinated Guarantee exempts us from the obligation to file with the SEC annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K, respectively, and thereby saves us the expense of being an SEC reporting company. MFC, the company that is providing the MFC Subordinated Guarantee, is the ultimate parent of all of the companies in the John Hancock group of companies, including John Hancock USA. MFC is a company organized under the laws of Canada and its common shares are listed principally on the Toronto Stock Exchange and the New York Stock Exchange. MFC files with the SEC annual reports on Form 40-F and other reports on Form 6-K. The financial results of John Hancock USA are included in MFC’s consolidated financial statements in a footnote containing condensed consolidating financial information with separate columns for MFC, John Hancock USA and other subsidiaries of MFC, together with consolidating adjustments.

What are the terms of the MFC subordinated guarantee? MFC guarantees your full interest in any Fixed Investment Option. This means that, if John Hancock USA fails to honor any valid request to surrender, transfer, or withdraw any amount from a guarantee period, or fails to allocate amounts from a Fixed Investment Option to an Annuity Option when it is obligated to do so, MFC guarantees the full amount that you would have received, or value that you would have been credited with, had John Hancock USA fully met its obligations under your Contract with respect to such Fixed Investment Option. If John Hancock USA fails to pay any amount that becomes payable under the Contract upon the death of an Owner or Annuitant, MFC guarantees the unpaid amount, up to the Contract Value in any Fixed Investment Option on the date of death, increased by any accrued but uncredited interest attributable thereto and increased by any upward market value adjustment that would have been payable upon any surrender of the Contract at that time (but not decreased by any negative market value adjustment). There is no charge or cost to you for receiving the MFC Subordinated Guarantee. If John Hancock USA fails to make payment when due of any amount that is guaranteed by MFC, you could directly request MFC to satisfy John Hancock USA’s obligation, and MFC must do so. You would not have to make any other demands on John Hancock USA as a precondition to making a claim against MFC under the MFC Subordinated Guarantee.

The MFC Subordinated Guarantee constitutes an unsecured obligation of MFC as guarantor, and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinated to the MFC Subordinated Guarantee, and effectively rank senior to MFC’s preferred and common shares. As a result, in the event of MFC’s bankruptcy, liquidation, dissolution, winding-up or reorganization or upon acceleration of any series of debt securities due to an event also triggering payment obligations on other debt, MFC’s assets will be available to pay its obligations on the MFC Subordinated Guarantee only after all secured indebtedness and other indebtedness senior to the MFC Subordinated Guarantee has been paid in full. There may not be sufficient assets remaining to pay amounts due on all or any portion of the MFC Subordinated Guarantee.

The MFC Subordinated Guarantee will be governed by the laws of the Commonwealth of Massachusetts. The MFC Subordinated Guarantee will provide that any claim or proceeding brought by a holder to enforce the obligations of MFC, as guarantor, may be brought in a court of competent jurisdiction in the City of Boston, Commonwealth of Massachusetts, and that MFC submits to the non-exclusive jurisdiction of such courts in connection with such action or proceeding. MFC has designated John Hancock USA as its authorized agent upon whom process may be served in any legal action or proceeding against MFC arising out of or in connection with the MFC Subordinated Guarantee. All payments on the Contracts offered by this Prospectus by MFC under the MFC Subordinated Guarantee will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Government of Canada, or any province, territory or political subdivision thereof, or any authority therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges by MFC is required by law or by the administration or interpretation of such law. In the event of any withholding or deduction, MFC will pay such additional amounts as may be necessary in order that the net amounts received by the holders of the Contracts offered by this Prospectus after such withholding or deduction shall equal the respective amounts under such Contracts which would have been receivable in respect of those Contracts in the absence of such withholding or deduction (“Guarantor Additional Amounts”), except as described herein and except that no such Guarantor Additional Amounts shall be payable with respect to any Contract offered by this Prospectus:

(a)	(i) by reason of his being a person with whom John Hancock USA or MFC is not dealing at arm’s length for the purposes of the Income Tax Act (Canada), or (ii) by reason of his having a connection with Canada or any province or territory thereof other than the mere holding, use or ownership or deemed holding, use or ownership of such Contract;

(b)	by reason of his being liable for or subject to such withholding or deduction because of his failure to make a claim for exemption to the relevant tax authority; or

(c)	more than 10 days after the Relevant Date (as defined below) except to the extent that the holder thereof would have been entitled to Guarantor Additional Amounts on presenting the same for payment on the last day of such period of 10 days.

As used herein “Relevant Date” shall mean the date on which such payment first becomes due.

How can I find additional information about MFC? MFC is subject to the information requirements of the U.S. Securities Exchange Act of 1934, as amended, and, in accordance with that Act, files reports and other information with the SEC. Under a multijurisdictional disclosure system adopted by the United States and Canada, these reports and other information (including financial information) may be prepared in accordance with the disclosure requirements of Canada, which are different from those of the United States.

You may read and copy any reports, statements or other information filed by MFC (Registrant 001-14942) at the SEC’s Public Reference Room, Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. You can also inspect reports, proxy statements and other information about MFC at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

You may also obtain copies of this information by mail from the Public Reference Section of the SEC, Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services.

The SEC maintains a website that contains reports, proxy statements and other information, including those filed by MFC, at http://www.sec.gov. You may also access the SEC filings and obtain other information about MFC through the website maintained by MFC, which is http://www.manulife.com. The information contained in, or accessible through, MFC’s website is not incorporated by reference into this Prospectus.

MFC and John Hancock USA filed a joint registration statement on Form F-3 (the “Registration Statement”) relating to the Contracts offered by this Prospectus with the SEC under the Securities Act of 1933, as amended. This Prospectus is a part of that Registration Statement. As permitted by SEC rules, this Prospectus does not contain all the information you can find in the Registration Statement. The SEC allows MFC to “incorporate by reference” information into this Prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. For more information about the Contracts and us, you may obtain a copy of the Registration Statement in the manner set forth in the preceding paragraphs.

The information incorporated by reference is deemed to be part of this Prospectus, except for any information superseded by information in this Prospectus. These documents contain important information about the companies and their financial condition.

MFC incorporates by reference the documents listed below, which were filed with the SEC:

(a)	MFC’s Annual Report on Form 40-F for the year ended December 31, 2011, as filed on March 16, 2012 and as amended and filed on Form 40-F/A on March 25, 2011, other than the section of the Annual Information Form entitled “Ratings”;

(b)	Exhibit 99.3 to MFC’s Report of Foreign Issuer on Form 6-K filed on March 25, 2011, other than the sections entitled “Report of the Management Resources and Compensation Committee,” “Performance Graph” and “Supplemental Shareholder Return”;

(c)	MFC’s Reports of Foreign Issuer on Form 6-K filed on April 14, May 13, July 18, July 25, August 12, and November 10, 2011;

(d)	MFC’s Annual Report on Form 40-F for the year ended December 31, 2010, as filed on March 18, 2011 and as amended and filed on Form 40-F/A on March 25, 2011, other than the section of the Annual Information Form entitled “Ratings;”

(e)	MFC’s Management’s Discussion and Analysis and Unaudited Interim Consolidated Financial Statements for the quarter ended September 30, 2010 included on pages 7 to 32 and 33 to 77, respectively, of MFC’s 2010 Third Quarter Report to Shareholders filed with MFC’s Reports of Foreign Private Issuer as Exhibit 99.1 on Form 6-K, filed November 12, 2010;

(f)	MFC’s Management’s Discussion and Analysis and Unaudited Interim Consolidated Financial Statements for the quarter ended June 30, 2010 included on pages 9 to 36 and 37 to 84, respectively, of MFC’s 2010 Second Quarter Report to Shareholders filed with MFC’s Report of Foreign Private Issuer as Exhibit 99.1 on Form 6-K, filed August 12, 2010;

(g)	MFC’s Management’s Discussion and Analysis and Unaudited Interim Consolidated Financial Statements for the quarter ended March 31, 2010 included on pages 6 to 23 and 24 to 62, respectively, of MFC’s 2010 First Quarter Report to Shareholders filed with MFC’s Report of Foreign Private Issuer as Exhibit 99.1 on Form 6-K, filed May 12, 2010;

(h)	MFC’s Report of Foreign Issuer on Form 6-K filed March 29, 2010;

(i)	MFC’s Report of Foreign Issuer on Form 6-K filed March 26, 2010, other than the sections of the Notice of Annual Meeting and Proxy Circular entitled “Report of the Management Resources and Compensation Committee,” “Performance Graph” and “Supplemental Shareholder Return” and other than the consolidated financial statements as at, and for the years then ended December 31, 2009 and 2008; and

(j)	MFC’s Annual Report on Form 40-F for the year ended December 31, 2009, as filed on March 19, 2010 and as amended and filed on Form 40-F/A on March 29, 2010, other than the section of the Annual Information Form entitled “Ratings.”

Copies of the documents incorporated in this Prospectus by reference may be obtained upon written or oral request without charge from:

Manulife Financial Corporation

ATTN: Corporate Secretary

200 Bloor Street East, NT-10

Toronto, Ontario Canada M4W 1E5

Telephone: (416) 926-3000

Any annual reports on Form 20-F, Form 40-F or Form 10-K, any reports on Form 10-Q or Form 8-K, other than current reports furnished to the SEC pursuant to Item 2.02 or Item 7.01 of Form 8-K, and any Form 6-K specifying that it is being incorporated by reference in this Prospectus to the extent expressly provided on such report, as well as all Prospectus supplements disclosing additional or updated information, filed by MFC with the SEC subsequent to the date of this Prospectus shall be deemed to be incorporated by reference into this Prospectus except that any section of any annual information form entitled “Ratings” or another similar caption shall not be deemed to be incorporated by reference into this Prospectus and the Registration Statements of which this Prospectus forms a part.

Any statement contained in this Prospectus or in a document incorporated or deemed to be incorporated by reference in this Prospectus shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained in this Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Prospectus modifies or supersedes such prior statement. Any statement or document so modified or superseded shall not, except to the extent so modified or superseded, be incorporated by reference and constitute a part of this Prospectus.

You should rely on the information contained in or incorporated by reference in this Prospectus or any applicable Prospectus supplement and on the other information included in the Registration Statement of which this Prospectus forms a part. We have not authorized anyone to provide you with different or additional information. We are not making an offer of the MFC guarantees covered by this Prospectus in any jurisdiction where the offer is not permitted by law.

VII. The Accumulation Period

Your Value in Our Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction divided by value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under “Variable Investment Option Valuation Procedures.”)

Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in any Variable Investment Option can be computed according to the following formula:

number of accumulation units in the applicable Variable Investment Option multiplied by value of one accumulation unit for the Variable Investment Option at that time

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

Your Value in the Fixed Investment Options

On any date, the total value of your Contract in a Fixed Investment Option equals:

•	the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, minus

•	the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus

•	the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus

•	the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

•	the amount of any charges and fees deducted from that Fixed Investment Option, plus

•	interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger co-Annuitant.

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

•	at least 6 months after the date the first Purchase Payment is applied to your Contract; and

•	no later than the maximum age specified in your Contract (normally age 95).

Subject always to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “IX. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.

Choosing Fixed or Variable Annuity Payments

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for each Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract Value pro rata among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date before we apply such amounts to an Annuity Option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).

Prior to the Maturity Date, you may select a different Annuity Option. However, if your Contract Value on the Maturity Date is less than $5,000, you may only select Option A: “Life Annuity with Payments for a Guaranteed Period” for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

•	you have not made an election prior to the Annuitant’s death;

•	the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

•	the Beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here’s how it works:

•

We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

•	If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one.

•	If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Transfers During the Annuity Period

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to the Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

•	the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

•	the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Option A – Life Annuity with Payments for a Guaranteed Period – We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with Qualified Plans provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

Option B – Life Annuity without Further Payment on Death of Payee – We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

Option C – Joint and Last Survivor – We will provide payments monthly, quarterly, semiannually, or annually, for the payee’s life and the life of the payee’s spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

Option D – Joint and 1/2 Survivor; or Joint and 2/3 Survivor – We will provide payments monthly, quarterly, semiannually, and annually for the payee’s life and the life of the payee’s spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

Option E – Life Income with Cash Refund – We will provide payments monthly, quarterly, semiannually, or annually for the payee’s life. Upon the payee’s death, we will provide a contingent payee with a lump sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump sum payment, if any, will be for the balance.

Option F – Income for a Fixed Period – We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

Option G – Income of a Specific Amount – We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both Fixed and/or Variable Annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

•	Option A: “Life Annuity with Payments for a Guaranteed Period” for the 5 year period and

•	Option B: “Life Annuity without Further Payment on Death of Payee.”

IX. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment — federal, state, or local — of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal using the Contract Value. See “IV. Basic Information – What other optional benefits may have been available to me under a Contract?” for a description of the optional benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Qualified Contracts – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of your Qualified Plan if your Contract has an optional death benefit or other optional benefit Rider. See “Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

Charitable Remainder Trusts

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxable currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value—$11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract within 180 days after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from the Contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. Currently, we do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract’s value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract’s value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

As mentioned above, amounts received in either a withdrawal or full surrender are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option’s market value adjustment might have on the amount treated as “Contract Value” for this purpose. As a result, the taxable portion of amounts received in either a withdrawal or full surrender could be greater or less depending on how the market value adjustment is treated.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. It is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account since the Contract provides greater flexibility in allocating premiums and contract values than those annuity contracts described in the rulings.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the “Act”) into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

If you are a resident of Puerto Rico, you should consult a qualified tax adviser. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose a penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part nontaxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

You may have purchased a Contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”). If so, numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix E of this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan. If you intend to maintain a Contract for use in connection with a Qualified Plan you should consult a qualified tax advisor.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no “investment in the Contract” and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant’s spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires from the employer who sponsored the Qualified Plan. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner’s death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

•	from a traditional IRA and make a “tax-free rollover” to another traditional IRA;

•

from a traditional IRA and make a “tax-free rollover” to a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

•	from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary. A beneficiary who is not your spouse may also make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a “tax-free rollover” to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

Although we may have allowed a beneficiary of an IRA who was eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we did not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “What other optional benefits may have been available to me under a Contract?” in “IV. Basic Information” earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. You should seek independent tax advice if you maintain a Contract for use with a Qualified Plan.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “What other optional benefits may have been available to me under a Contract?” in “IV. Basic Information” earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty tax may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under Section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment involving a rollover transfer of funds, the transfer may be treated as a taxable transaction.

Loans

You may be eligible for a loan of some or all of your Contract Value if we issued your Contract in connection with a section 403(b) retirement arrangement that is not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA).

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix E: “Qualified Plan Types” or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican “tax qualified” retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

X. Other Information

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts can’t be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

•	the rights of any assignees of record; and

•	certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See “IX. Federal Tax Matters” above. Therefore, you should consult a competent tax advisor before taking any such action.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Performance Information

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as “Separate Account level” performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

•	the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

•	the value at the end of such period.

At the Separate Account level, total return reflects adjustments for any:

•	mortality and expense risk charges,

•	administrative charge,

•	annual Contract fee, and

•	withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Trust level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise “current yield” and “effective yield” for investments in the Money Market Investment Option. Current yield refers to the income earned on your investment in the Money Market Investment Option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, if applicable, or any charge for optional benefit Riders.

Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

Voting Privileges

At meetings of the Portfolios’ shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with timely instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

Changes to the Separate Account

We reserve the right, subject to applicable law, including any required shareholder approval:

•

to transfer assets from the Separate Account to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Account with proper adjustments to avoid odd lots and fractions;

•	to add or delete Variable Investment Options;

•	to change the underlying investment vehicles;

•	to operate the Separate Account in any form permitted by law; and

•	to terminate the Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may have allowed a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would have involved sales to groups or classes of individuals under special circumstances that we expected to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expected to result in mortality or other risks that were different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates would have been determined by us based upon such factors as the following:

•	the size of the initial Purchase Payment;

•	the size of the group or class;

•	the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were to be remitted;

•

the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

•	the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or

•	the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees reflects differences in costs and services, applies uniformly to all prospective Contract purchasers in the group or class, and is not unfairly discriminatory to the interests of any Owner.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents. Signator Investors, Inc. (“Signator”), a subsidiary of ours, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion, sale and servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We may also continue to pay commissions or overrides to a limited number or affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and serviced the Contracts.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Statement of Additional Information

Our Statement of Additional Information (SAI) provides additional information about the Contract, including the optional benefit Riders and the Separate Account, including information on our history, services provided to the Separate Account and legal and regulatory matters. We filed the SAI with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current SAI without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the SAI and other information about us, the Contract and the Separate Account. We list the Table of Contents of the SAI below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF)

Statement of Additional Information

Table of Contents	page of SAI
General Information and History	1
Accumulation Unit Values	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	1
Compensation	2
State Variations Regarding Recognition of Same-Sex Couples	2
Qualified Plan Types	3
Traditional IRAs	3
Roth IRAs	3
Simple IRA Plans	4
Simplified Employee Pensions (SEP-IRAs)	4
Restrictions Under the Texas Optional Retirement Program	6
Corporate and Self-Employed (“H.R. 10 and “Keogh”) Pension and Profit-Sharing Plans	6
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	7
Calculation of Annuity Payments	7
Calculation of Annuity Units	7
Annuity Unit Values	8
Mortality Tables	8
Additional Information About Determining Unit Values	9
Net Investment Rate	9
Adjustment of Units and Values	9
Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values	9
Purchases and Redemptions of Portfolio Shares	9
The Separate Account	9
Liability for Telephone Transfers	9
Voting Privileges	10
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statement of Additional Information also contains the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

APPENDIX A: Details About Our Fixed Investment Options

Investments That Support Our Fixed Investment Options

We back our obligations under the Fixed Investment Options with John Hancock USA’s general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our “non-unitized” separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

•	corporate bonds;

•	mortgages;

•	mortgage-backed and asset-backed securities; and

•	government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

Guaranteed Interest Rates

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

•	receive your Purchase Payment;

•	effectuate your transfer; or

•	renew your Fixed Investment Option.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

Computation of Market Value Adjustment

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

where,

g is the guaranteed rate in effect for the current Fixed Investment Option.

c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, n equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

A-1

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Amount withdrawn or transferred	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guarantee period
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	3%
Remaining guarantee period (n)	36 months

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $145.63 = $10,145.63

*	All interest rates have been arbitrarily chosen for purposes of this example. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Amount withdrawn or transferred	$10,000
Guarantee period	5 years
Time of withdrawal or transfer	beginning of 3rd year of guarantee period
Guaranteed rate (g)	4%
Guaranteed rate for new 3 year guarantee (c)	5%
Remaining guarantee period (n)	36 months

Market Value Adjustment:

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 - $420.50 = $9,579.50

*	All interest rates shown have been arbitrarily chosen for purposes of this example. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

A-2

APPENDIX B: Examples of Withdrawal Charge Calculations

Declaration and Patriot Variable Annuities

Assume the Following Facts:

•	On January 1, 1997, you make a $5000 initial Purchase Payment and we issue you a Contract.

•	On January 1, 1998, you make a $1000 Purchase Payment.

•	On January 1, 1999, you make a $1000 Purchase Payment.

•	On January 1, 2000, the total value of your Contract is $9000 because of good investment earnings.

Now assume you make a withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your Contract.

	$6,000.00	—	withdrawal request payable to you
+	272.23	—	withdrawal charge payable to us

	$6,272.23	—	total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1) We first reduce your $5000 initial Purchase Payment by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your Contract.

	$5,000
-	30	—	1998 Contract fee payable to us
-	30	—	1999 Contract fee payable to us
-	30	—	2000 Contract fee payable to us

	$4,910	—	amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

	$4,910.00
-	900	—	free Withdrawal Amount (payable to you)

	$4,010
×	.05

	$200.50	—	withdrawal charge on initial Purchase Payment (payable to us)

	$4,010.00
-	200.50

	$3,809.50	—	part of withdrawal request payable to you

(2) We next deem the entire amount of your 1998 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

	$1,000
×	.05

	$50	—	withdrawal charge on 1998 Purchase Payment (payable to us)

	$1,000
-	50

	$950	—	part of withdrawal request payable to you

Examples of Withdrawal Charge Calculations - continued

Declaration and Patriot Variable Annuities - continued

(3) We next determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free Withdrawal Amount, $3809.50 from your initial Purchase Payment, and $950 from your 1998 Purchase Payment. Therefore, $340.50 is needed to reach $6000.

	$6,000.00	—	total Withdrawal Amount requested
-	900.00	—	free Withdrawal Amount
-	3,809.50	—	payment deemed from initial Purchase Payment
-	950.00	—	payment deemed from 1998 Purchase Payment

	$340.50	—	additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

	$340.50	=	x – [.06x]
	$340.50	=	.94x
	$340.50/0.94	=	X
	$362.23	=	X

	$362.23	—	deemed withdrawn from 1999 Purchase Payment
$-	340.50	—	part of withdrawal request payable to you

	$21.73	—	withdrawal charge on 1999 Purchase Payment deemed withdrawn (payable to us)

	$200.50	—	withdrawal charge on the initial Purchase Payment
$+	50.00	—	withdrawal charge on the 1998 Purchase Payment
$+	21.73	—	withdrawal charge on the 1999 Purchase Payment

	$272.23	—	Total withdrawal charge

Revolution Extra Variable Annuities

Assume the Following Facts:

•	On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

•	On January 1, 2002, you make a $1,000 Purchase Payment.

•	On January 1, 2003, you make a $1,000 Purchase Payment.

•	On January 1, 2004, the total value of your Contract is $7,500 because of the extra credits and favorable investment earnings.

Now assume you make a withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $474.19. We withdraw a total of $7,474.19 from your Contract.

	$7,000.00	—	withdrawal request payable to you
+	474.19	—	withdrawal charge payable to us

	$7,474.19	—	total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1)	We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

(2)	Next we repay to you the $5,000 Purchase Payments you paid in 2001 Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $336 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,464 to you as a part of your withdrawal request.

Examples of Withdrawal Charge Calculations - continued

Revolution Extra Variable Annuities - continued

	$5,000
-	200	—	free Withdrawal Amount (payable to you)

	$4,800
×	.07

	$336	—	withdrawal charge on 2001 Purchase Payment (payable to us)

	$4,800
-	336

	$4,464	—	part of withdrawal request payable to you

(1)	We next deem the entire amount of your 2002 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $70 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $930 to you as a part of your withdrawal request.

	$1,000
×	.07

	$70	—	withdrawal charge on 2002 Purchase Payment (payable to us)

	$1,000
-	70

	$930	—	part of withdrawal request payable to you

(2)	We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free Withdrawal Amount under paragraph 2, $4,464 from your 2001 Purchase Payment under paragraph 2, and $930 from your 2003 Purchase Payment under paragraph 3. Therefore, $906 is needed to reach $7,000.

	$7,000	—	total Withdrawal Amount requested
-	500	—	profit
-	200	—	free Withdrawal Amount
-	4,464	—	payment deemed from initial Purchase Payment
-	930	—	payment deemed from initial Purchase Payment

	$906	—	additional payment to you needed to reach $7,000

We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

$906	=	x – [.07x]
$906	=	.93x
$906/.93	=	X
$974.19	=	X

$974.19	—	deemed withdrawn from 2003 Purchase Payment
$906.00	—	part of withdrawal request payable to you

$68.19	—	withdrawal charge on 2003 Purchase Payment deemed withdrawn (payable to us)

Revolution Value Variable Annuities

Assume the Following Facts:

•	On January 1, 2001, you make a $5,000 initial Purchase Payment and we issue you a Contract.

•	On January 1, 2002, you make a $1,000 Purchase Payment.

•	On January 1, 2003, you make a $1,000 Purchase Payment.

•	On January 1, 2004, the total value of your Contract is $7,500 because of favorable investment earnings.

Examples of Withdrawal Charge Calculations - continued

Revolution Value Variable Annuities - continued

Now assume you make a withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge of $289.36. We withdraw a total of $7,289.36 from your Contract.

	$7,000.00	—	withdrawal request payable to you
+	289.36	—	withdrawal charge payable to us

	$7,289.36	—	total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1)	We first distribute to you the $500 profit you have in your Contract ($7,500 total Contract Value less $7,000 of Purchase Payments you have paid) under the free withdrawal provision.

Next we repay to you the $5,000 Purchase Payments you paid in 2001. Under the free withdrawal provision, $200 of that Purchase Payment is charge free ($7,000 total Purchase Payments paid x 10%; less the $500 free withdrawal in the same Contract Year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 Purchase Payment. Because you made that Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your Contract to cover the withdrawal charge on your 2001 Purchase Payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

	$5,000
-	200	—	free Withdrawal Amount (payable to you)

	$4,800
×	.04

	$192	—	withdrawal charge on 2001 Purchase Payment (payable to us)

	$4,800
-	192

	$4,608	—	part of withdrawal request payable to you

(2)	We next deem the entire amount of your 2002 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 2002 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

	$1,000
×	.05

	$50	—	withdrawal charge on 2002 Purchase Payment (payable to us)

	$1,000
-	50

	$950	—	part of withdrawal request payable to you

(3)	We next determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free Withdrawal Amount under paragraph 2, $4,608 from your 2001 Purchase Payment under paragraph 2, and $950 from your 2003 Purchase Payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

	$7,000	—	total Withdrawal Amount requested
-	500	—	Profit
-	200	—	free Withdrawal Amount
-	4,608	—	payment deemed from initial Purchase Payment
-	950	—	payment deemed from 2002 Purchase Payment

	$742	—	additional payment to you needed to reach $7,000

(4)	We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

Examples of Withdrawal Charge Calculations - continued

Revolution Value Variable Annuities - continued

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

	$742.00	=	x – [.06x]
	$742.00	=	.94x
	$742.00/.94	=	X
	$789.36	=	X

	$789.36	—	Deemed withdrawn from 2003 Purchase Payment
$-	742.00	—	part of withdrawal request payable to you

	$47.36	—	withdrawal charge on 2003 Purchase Payment deemed withdrawn (payable to us)

APPENDIX C: Optional Enhanced Death Benefits

Declaration and Patriot Variable Annuities

“Stepped-Up” Death Benefit Rider

If you were under age 80 when you applied for your Contract, you may have elected to enhance the standard death benefit by purchasing a stepped-up death benefit. Under this benefit, if the Annuitant dies before the Contract’s Maturity Date, we will pay the Beneficiary the greater of:

•	the standard death benefit (described above); or

•

the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those Contract Anniversaries that occur (1) before we receive proof of death and any required settlement instructions and (2) before the Annuitant turns age 81 (80 1/2 for Patriot Variable Annuities).

You may have elected this benefit only when you applied for the Contract and only if this benefit is available in your state. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables. For a description of this charge, refer to “What Fees and Charges will be Deducted from My Contract?”

You should carefully review the tax considerations for optional benefits under “IX. Federal Tax Matters” if you selected this optional benefit. For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy upon request.

Accidental Death Benefit Rider

If you are under age 80 when you apply for your Contract, you may elect to purchase an accidental death benefit. In addition to any other death benefit, this benefit provides a benefit upon the accidental death of the Annuitant prior to the earlier of:

•	the Contract’s Maturity Date; and

•	the Annuitant’s 80th birthday.

Under this benefit, the Beneficiary will receive an amount equal to the Contract Value as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the Annuities Service Center:

•	proof of the Annuitant’s death; and

•	any required instructions as to method of settlement.

You may elect this benefit only when you apply for the Contract. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters” if you selected this optional benefit Rider. For a complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy upon request. Not all states allowed this benefit.

Revolution Access, Revolution Extra, and Revolution Value Variable Annuities

You may have elected a death benefit that differs from the standard death benefit by purchasing an optional death benefit Rider:

•	only if the Rider was available in your state when you applied for the Contract;

•	if you elected the Enhanced Death Benefit Rider, only if each Owner and each Annuitant was under age 80 at the time you applied for the Contract; and

•	if you elected the Earnings Enhancement Death Benefit Rider, only if each Owner and each Annuitant was under age 75 at the time you applied for the Contract.

We may have waived either or both of the last two restrictions for Contracts purchased prior to the date a Rider was available in your state.

As long as an optional death benefit Rider is in effect, you will pay the monthly charge shown in the Fee Tables for that benefit. The Rider and its related charges terminate on:

•	the Contract’s Maturity Date; or

•	upon your surrendering the Contract; or

•

a change of ownership, except where a spousal Beneficiary continues the Rider after an Owner’s death (we explain Contract continuation by a spouse in “Distribution Requirements Following Death of Owner”).

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In addition, you may terminate the Enhanced Death Benefit Rider at any time by providing written notification to us at the Annuities Service Center shown on the first page of this Prospectus. If you purchased an Earnings Enhancement Death Benefit Rider, however, you cannot request us to terminate the Rider and its charges.

Enhanced Death Benefit Rider

Under this benefit, we will pay the greatest of:

•	the standard death benefit;

•

the amount of each Purchase Payment you have paid (but not including any extra credits), accumulated at 5% effective annual interest during the benefit’s measuring period (less any withdrawals you have taken and not including any interest on such amounts after they are withdrawn); or

•

the highest total value of your Contract (adjusted by any market value adjustment) as of any anniversary of your Contract during the benefit’s measuring period, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken since that anniversary.

The benefit’s “measuring period” includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the measuring life turns age 81. The benefit’s “measuring life” is:

•	the Owner, if there is only one Owner under your Contract and the death benefit is payable because the Owner dies before the Maturity Date;

•	the oldest Owner, if there are joint Owners under your Contract and the death benefit is payable because either Owner dies before the Maturity Date;

•	the Annuitant, if there is only one Annuitant under your Contract and the death benefit is payable because the Annuitant dies before the Maturity Date;

•

the youngest Annuitant, if there are joint Annuitants under your Contract and the death benefit is payable because the surviving Annuitant dies during the Owner(s) lifetime(s) but before the Maturity Date.

If an Owner is also an Annuitant, we generally consider that person to be an “Owner” instead of an “Annuitant” for purposes of determining the benefit’s measuring life.

For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefits under “IX. Federal Tax Matters” if you selected this optional benefit.

Earnings Enhancement Death Benefit Rider

(not available for Contracts issued to Qualified Plans)

Under this benefit, the death benefit may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants when you purchased the benefit. In certain marketing materials, this benefit may have been referred to as the “Beneficiary Tax Relief” benefit because any amounts paid under this benefit can be used to cover taxes that may be due on death benefit proceeds under your Contract. Amounts paid under this benefit, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits.

The Earnings Enhancement amount is determined as follows:

•

if all of the Owners and the Annuitant are under age 70 on the date your benefit is issued, the Earnings Enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 80% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death;

•

if any of the Owners or the Annuitant is age 70 or older on the date your benefit is issued, the Earnings Enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that benefit is in effect) and your “Net Purchase Payments,” up to a maximum benefit amount of 50% of your “Adjusted Net Purchase Payments” prior to the date of the decedent’s death; but

•	if there are joint Annuitants under your Contract, we will not count the age of the older Annuitant for either of these purposes unless the older Annuitant is also an Owner.

“Net Purchase Payments,” for purposes of this benefit, means Purchase Payments you paid for the Contract, less any withdrawals in excess of earnings from your Contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your Contract before they are taken from your Purchase Payments. “Adjusted Net Purchase Payments” means Net Purchase Payments minus any Purchase Payments you paid in the 12 month period prior to the decedent’s death (excluding the initial Purchase Payments).

For a more complete description of the terms and conditions of this benefit, you should refer directly to the Rider. We will provide you with a copy on request.

You should carefully review the tax considerations for optional benefit Riders under “IX. Federal Tax Matters” if you selected any of these optional death benefit Riders. The death benefits under these Riders will decrease if you make withdrawals under your Contract.

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APPENDIX D: Examples of Earnings Enhancement Death Benefit Calculation

(Not applicable to the Declaration or Patriot Variable Annuities)

The following are examples of the optional Earnings Enhancement death benefit. We have assumed that there are earnings under the Contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Example 1

Earnings Enhancement death benefit with standard death benefit, no adjustments for withdrawals or Additional Purchase Payments

Assume:

•	You elect the Earnings Enhancement death benefit Rider (but not the enhanced death benefit Rider) when you purchase your Contract,

•	At the time of purchase, you and the Annuitant are each under age 70 and you pay an initial Purchase Payment of $100,000,

•	You allocate the Purchase Payment to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options,

•	We determine the death benefit before the Maturity Date, in the fourth year of your Contract on a day when the total value of your Contract is $180,000.

Calculation of Standard Death Benefit. We compare the total value of your Contract ($180,000, with no market value adjustment) to the total amount of Purchase Payments you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

Calculation of Earnings Enhancement Amount. Because you and the Annuitant were both under age 70 when the Rider was issued, the Earnings Enhancement amount is 40% of the difference between the standard death benefit and your “Net Premiums,” up to a maximum benefit amount equal to 80% of your “Adjusted Net Premiums.”

Calculation of Net Purchase Payments and Adjusted Net Purchase Payments. To determine “Net Purchase Payments,” we reduce the Purchase Payments you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Purchase Payments is $100,000. To determine “Adjusted Net Purchase Payments,” we reduce the Net Purchase Payments ($100,000) by any Purchase Payments you made, other than the initial Purchase Payment, during the 12 months before we calculated the death benefit ($0). In this example, the “Adjusted Net Purchase Payments” is $100,000.

Calculation of Maximum Benefit Amount. The maximum benefit amount under the Earnings Enhancement death benefit Rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

The Earnings Enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The Earnings Enhancement amount is therefore $32,000.

The total Death Benefit in this example is the standard death benefit ($180,000) plus the Earnings Enhancement amount ($32,000), or $212,000.

Example 2

Earnings Enhancement death benefit with enhanced death benefit, adjusted for withdrawal and Additional Purchase Payments.

Assume:

•	you elect the Earnings Enhancement death benefit Rider and the enhanced death benefit Rider when you purchase your Contract;

•	at the time of purchase, you are over age 70 and you pay an initial Purchase Payment of $100,000;

•	you allocate the Purchase Payments to a Variable Investment Option, and make no transfers of Contract Value to other Investment Options;

•	on the seventh anniversary of your Contract, your total value in the Contract is $175,000, which is the highest value on any anniversary date;

•	on the day after the seventh anniversary of your Contract, you make a withdrawal of $80,000;

•	on the eighth anniversary of your Contract, the total value of your Contract is $110,000, and you make an Additional Purchase Payment of $10,000 at the end of the eighth year of your Contract;

•	we determine the death benefit before the Maturity Date in the middle of the ninth year of your Contract, on a day when the total value of your Contract is $120,000.

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Calculation of Enhanced Death Benefit. In this example, the enhanced death benefit is the highest of an accumulated premium “roll-up” amount, a “highest anniversary value” amount and the value of your Contract on the date the death benefit is determined.

Calculation of Premium Roll-up. We calculate the amount of each Purchase Payment you have paid, accumulated at a 5% effective annual rate, minus any withdrawals. In this example, the accumulated value of your initial Purchase Payment, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second Purchase Payment is $10,246.95. The total amount of the premium “roll-up” is $75,566.70.

Calculation of Highest Anniversary Value. We determine the highest anniversary value of your Contract on any anniversary date during the Rider’s measuring period ($175,000), plus any Purchase Payments since that date ($10,000), minus any withdrawals since that date ($80,000). In this example, the “highest anniversary value” is $105,000.

The total value of your Contract on the date the death benefit is determined ($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the “highest anniversary value” amount ($105,000). The enhanced death benefit is therefore $120,000.

Calculation of Earnings Enhancement Amount. Because you were over age 70 when the Rider was issued, the Earnings Enhancement amount is 25% of the difference between the enhanced death benefit and your “Net Premiums,” up to a maximum benefit amount equal to 50% of your “Adjusted Net Premiums.”

Calculation of Net Premiums and Adjusted Net Premiums. To determine “Net Premiums,” we reduce the Purchase Payments you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of Purchase Payments paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine “Adjusted Net Premiums,” we reduce the Net Premiums ($105,000) by any Purchase Payments you made during the 12 months before we calculated the death benefit ($10,000). In this example, the “Adjusted Net Premiums” is $95,000.

Calculation of Maximum Benefit Amount. The maximum benefit amount under the Earnings Enhancement death benefit Rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

The Earnings Enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The Earnings Enhancement amount is therefore $3,750.

The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the Earnings Enhancement amount ($3,750), or $123,750.

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APPENDIX E: Qualified Plan Types

For more detailed information about these plan types, you may request a Statement of Additional Information.

Plan Type

Traditional IRAs	Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code. In general, unless you have made nondeductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or withdrawal), are taxable to the payee as ordinary income.

Roth IRAs	Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

SIMPLE IRA Plans	In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP–IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These contracts are commonly referred to as “tax-sheltered annuities.”

Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant’s separation from service (except in the case of an unforeseen emergency). When we make payments under a section 457 Contract, the payment is taxed as ordinary income.

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Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See “III. Fee Tables” for additional information on these charges.)

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

•	Patriot Contracts with Initial Purchase of less than $250,000;

•	Patriot Contracts with Initial Purchase of $250,000, or more;

•	Declaration Contracts with Initial Purchase of less than $250,000;

•	Declaration Contracts with Initial Purchase of $250,000, or more;

•	Revolution Access Contracts;

•	Revolution Extra Contracts;

•	Revolution Value Contracts.

The number of units listed in the Accumulation Unit Value Tables for Revolution Contracts for the years 2000 and 2001 are listed for the entire Revolution series (Revolution Access, Revolution Extra, and Revolution Value).

Revolution, Declaration

John Hancock Life Insurance Company (U.S.A.) Separate Account T

Accumulation Unit Values

Revolution Value Variable Annuity, Revolution Access Variable Annuity, Revolution Extra Variable Annuity

and

Declaration Variable Annuity and Patriot Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
500 Index Trust B—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	7.37	7.37	7.37	22.93	22.06	19.32	18.70	—	—	—
Value at End of Year	7.37	7.37	7.37	7.37	22.93	22.06	19.32	—	—	—
Rev Value No. of Units	528,040	658,665	808,695	964,580	1,237,659	1,647,151	1,911,056	—	—	—
Rev. Access No. of Units	105,923	114,130	133,208	150,214	173,190	201,117	236,963	—	—	—
Rev. Extra No. of Units	184,695	204,018	239,593	286,531	384,693	524,530	609,115	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	10.08	—	—	—
Value at End of Year	—	—	—	—	—	—	10.45	—	—	—
No. of Units	—	—	—	—	—	—	4,262	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	10.69	9.43	7.55	12.18	11.72	10.27	9.93	—	—	—
Value at End of Year	10.76	10.69	9.43	7.55	12.18	11.72	10.27	—	—	—
No. of Units	9,302	9,708	11,304	12,827	21,214	34,915	39,274	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	17.05	15.00	11.99	19.28	18.50	16.17	15.61	—	—	—
Value at End of Year	17.20	17.05	15.00	11.99	19.28	18.50	16.17	—	—	—
No. of Units	3,219	394	397	400	655	25,069	75,382	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	20.13	17.75	14.22	22.93	22.06	19.32	18.70	—	—	—
Value at End of Year	20.25	20.13	17.75	14.22	22.93	22.06	19.32	—	—	—
No. of Units	57,042	63,057	74,590	80,207	102,600	140,106	197,318	—	—	—
Active Bond Fund (merged into Active Bond Trust eff 4-29-05)—NAV Shares (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.57	11.00	10.39
Value at End of Year	—	—	—	—	—	—	—	11.97	11.57	11.00
Rev Value No. of Units	—	—	—	—	—	—	—	1,549,579	1,767,167	1,018,456
Rev. Access No. of Units	—	—	—	—	—	—	—	152,483	172,975	191,092
Rev. Extra No. of Units	—	—	—	—	—	—	—	508,142	561,305	391,520
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.78	14.02	13.20
Value at End of Year	—	—	—	—	—	—	—	15.33	14.78	14.02
No. of Units	—	—	—	—	—	—	—	13,113	24,515	24,867
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	11.57	11.00	10.39
Value at End of Year	—	—	—	—	—	—	—	11.97	11.57	11.00
No. of Units	—	—	—	—	—	—	—	55,188	65,067	22,897
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.78	14.02	13.20
Value at End of Year	—	—	—	—	—	—	—	15.33	14.78	14.02
No. of Units	—	—	—	—	—	—	—	31,793	36,530	8,785
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	11.57	11.00	10.39
Value at End of Year	—	—	—	—	—	—	—	11.97	11.57	11.00
No. of Units	—	—	—	—	—	—	—	534,099	670,444	400,122

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Active Bond Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.78	14.02	11.37	12.86	12.52	12.13	11.97	—	—	—
Value at End of Year	16.51	15.78	14.02	11.37	12.86	12.52	12.13	—	—	—
Rev Value No. of Units	322,139	373,648	508,844	651,030	897,422	1,118,514	1,299,356	—	—	—
Rev. Access No. of Units	66,323	83,002	89,771	110,460	117,286	126,015	156,946	—	—	—
Rev. Extra No. of Units	111,911	131,109	161,489	228,290	265,929	354,955	433,037	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	15.33	—	—	—
Value at End of Year	—	—	—	—	—	—	15.57	—	—	—
No. of Units	—	—	—	—	—	—	12,777	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	15.78	14.02	11.37	12.86	12.52	12.13	11.97	—	—	—
Value at End of Year	16.51	15.78	14.02	11.37	12.86	12.52	12.13	—	—	—
No. of Units	14,333	17,659	15,612	16,226	18,927	24,243	50,914	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	18.19	—	14.71	16.60	16.12	15.57	15.33	—	—	—
Value at End of Year	21.52	—	18.19	14.71	16.60	16.12	15.57	—	—	—
No. of Units	2,575	—	15,896	7,210	20,258	24,714	35,544	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	15.78	14.02	11.37	12.86	12.52	12.13	11.97	—	—	—
Value at End of Year	16.51	15.78	14.02	11.37	12.86	12.52	12.13	—	—	—
No. of Units	104,465	120,768	152,723	172,100	243,065	282,341	375,146	—	—	—
AIM V.I. Capital Development Fund (merged into Mid Cap Index Trust eff 4-29-05)—Series II Class Shares (units first credited 5-01-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	9.93	7.45	10.00
Value at End of Year	—	—	—	—	—	—	—	11.31	9.93	7.45
Rev Value No. of Units	—	—	—	—	—	—	—	45,281	37,054	11,177
Rev. Access No. of Units	—	—	—	—	—	—	—	1,080	6,387	2,620
Rev. Extra No. of Units	—	—	—	—	—	—	—	4,632	4,066	—
AIM V.I. Premier Equity Fund (shares merged into 500 Index Trust B eff 4-29-05)—Series I Class Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	7.29	5.90	8.57
Value at End of Year	—	—	—	—	—	—	—	7.62	7.29	5.90
Rev Value No. of Units	—	—	—	—	—	—	—	1,894,411	2,169,567	1,779,003
Rev. Access No. of Units	—	—	—	—	—	—	—	227,332	268,348	230,661
Rev. Extra No. of Units	—	—	—	—	—	—	—	675,995	791,576	646,051
Blue Chip Growth Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	8.68	7.56	5.35	9.43	8.47	7.82	7.41	—	—	—
Value at End of Year	8.70	8.68	7.56	5.35	9.43	8.47	7.82	—	—	—
Rev Value No. of Units	475,132	589,755	719,504	849,908	1,132,219	1,200,356	1,324,980	—	—	—
Rev. Access No. of Units	66,925	71,995	77,527	84,973	103,249	106,105	121,357	—	—	—
Rev. Extra No. of Units	156,851	181,643	223,476	246,938	310,455	395,008	445,212	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	7.52	—	—	—
Value at End of Year	—	—	—	—	—	—	35.40	—	—	—
No. of Units	—	—	—	—	—	—	3,877	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	8.68	7.56	5.35	9.43	8.47	7.82	7.41	—	—	—
Value at End of Year	8.70	8.68	7.56	5.35	9.43	8.47	7.82	—	—	—
No. of Units	19,493	20,255	26,574	26,771	38,624	63,374	53,262	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	39.77	34.56	24.41	42.90	38.40	35.40	7.52	—	—	—
Value at End of Year	39.95	39.77	34.56	24.41	42.90	38.40	35.40	—	—	—
No. of Units	11,862	6,096	6,096	6,096	6,124	9,367	9,370	—	—	—

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	8.68	7.56	5.35	9.43	8.47	7.82	7.41	—	—	—
Value at End of Year	8.70	8.68	7.56	5.35	9.43	8.47	7.82	—	—	—
No. of Units	43,023	44,507	55,135	58,618	87,324	104,902	127,019	—	—	—
Bond Index Fund (replaced by Bond Index Trust B eff 4-29-05) (now Total Bond Market Trust B)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.57	12.28	11.31
Value at End of Year	—	—	—	—	—	—	—	12.91	12.57	12.28
Rev Value No. of Units	—	—	—	—	—	—	—	731,490	911,341	737,019
Rev. Access No. of Units	—	—	—	—	—	—	—	78,974	105,438	145,149
Rev. Extra No. of Units	—	—	—	—	—	—	—	176,431	215,193	232,070
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.74	12.42	11.41
Value at End of Year	—	—	—	—	—	—	—	13.12	12.74	12.42
No. of Units	—	—	—	—	—	—	—	9,826	9,826	9,826
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.58	12.29	11.32
Value at End of Year	—	—	—	—	—	—	—	12.92	12.58	12.29
No. of Units	—	—	—	—	—	—	—	7,901	9,232	18,388
Capital Appreciation Trust—NAV Shares (units first credited 4-28-2006)
Contracts with no Optional Benefits
Value at Start of Year	4.05	3.67	2.61	4.21	3.81	3.71	—	—	—	—
Value at End of Year	4.01	4.05	3.67	2.61	4.21	3.81	—	—	—	—
Rev Value No. of Units	344,902	432,107	592,281	678,778	883,258	924,111	—	—	—	—
Rev. Access No. of Units	67,350	52,056	77,863	87,290	90,304	97,812	—	—	—	—
Rev. Extra No. of Units	87,590	96,636	87,769	104,980	139,604	151,570	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	13.01	11.74	8.33	13.41	12.12	11.77	—	—	—	—
Value at End of Year	12.89	13.01	11.74	8.33	13.41	12.12	—	—	—	—
No. of Units	718	1,659	2,762	4,168	4,708	4,708	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	4.05	3.67	2.61	4.21	3.81	3.71	—	—	—	—
Value at End of Year	4.01	4.05	3.67	2.61	4.21	3.81	—	—	—	—
No. of Units	26,264	26,964	36,270	43,157	50,245	86,214	—	—	—	—
Earnings Growth Fund (replaced by Large Cap Growth Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	3.65	2.96	4.43
Value at End of Year	—	—	—	—	—	—	—	3.70	3.65	2.96
Rev Value No. of Units	—	—	—	—	—	—	—	1,068,977	1,209,120	1,222,455
Rev. Access No. of Units	—	—	—	—	—	—	—	118,540	129,095	154,964
Rev. Extra No. of Units	—	—	—	—	—	—	—	174,391	227,056	239,167
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	7.19	5.82	8.69
Value at End of Year	—	—	—	—	—	—	—	7.31	7.19	5.82
No. of Units	—	—	—	—	—	—	—	7,532	20,004	20,872
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	7.10	5.76	8.63
Value at End of Year	—	—	—	—	—	—	—	7.20	7.10	5.76
No. of Units	—	—	—	—	—	—	—	78,767	90,017	98,370
Equity Index Fund (replaced by 500 Index Trust B eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.10	13.49	17.58
Value at End of Year	—	—	—	—	—	—	—	18.70	17.10	13.49
Rev Value No. of Units	—	—	—	—	—	—	—	651,999	728,312	673,856
Rev. Access No. of Units	—	—	—	—	—	—	—	85,101	85,894	86,077
Rev. Extra No. of Units	—	—	—	—	—	—	—	171,065	164,996	154,223

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	9.20	7.23	9.41
Value at End of Year	—	—	—	—	—	—	—	10.08	9.20	7.23
No. of Units	—	—	—	—	—	—	—	4,262	75,959	75,959
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	9.08	7.16	9.33
Value at End of Year	—	—	—	—	—	—	—	9.93	9.08	7.16
No. of Units	—	—	—	—	—	—	—	47,638	51,022	60,758
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.24	11.20	14.56
Value at End of Year	—	—	—	—	—	—	—	15.61	14.24	11.20
No. of Units	—	—	—	—	—	—	—	78,336	52,830	59,634
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	17.10	13.49	17.58
Value at End of Year	—	—	—	—	—	—	—	18.70	17.10	13.49
No. of Units	—	—	—	—	—	—	—	279,282	352,181	366,608
Equity-Income Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.13	13.29	10.70	16.92	16.57	14.09	13.72	—	—	—
Value at End of Year	14.83	15.13	13.29	10.70	16.92	16.57	14.09	—	—	—
Rev Value No. of Units	511,537	595,136	740,319	946,430	1,201,392	1,446,739	1,650,936	—	—	—
Rev. Access No. of Units	96,619	103,624	119,371	139,325	153,610	164,653	186,140	—	—	—
Rev. Extra No. of Units	157,198	180,987	217,757	267,263	371,493	471,158	525,745	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	24.29	21.29	17.10	26.96	26.36	22.34	13.93	—	—	—
Value at End of Year	23.86	24.29	21.29	17.10	26.96	26.36	22.34	—	—	—
No. of Units	941	942	944	945	947	—	14,210	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	15.13	13.29	10.70	16.92	16.57	14.09	13.72	—	—	—
Value at End of Year	14.83	15.13	13.29	10.70	16.92	16.57	14.09	—	—	—
No. of Units	12,299	12,643	14,007	14,103	19,101	36,627	48,062	—	—	—
Fidelity VIP Contrafund (merged into Total Stock Market Index Trust eff 4-29-05)—Service Class Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.49	8.28	9.25
Value at End of Year	—	—	—	—	—	—	—	11.95	10.49	8.28
Rev Value No. of Units	—	—	—	—	—	—	—	1,199,675	1,230,521	1,168,106
Rev. Access No. of Units	—	—	—	—	—	—	—	157,444	179,239	202,789
Rev. Extra No. of Units	—	—	—	—	—	—	—	371,068	386,807	377,519
Fidelity VIP Growth (merged into 500 Index Trust B eff 4-29-05)—Service Class Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	7.76	5.92	8.59
Value at End of Year	—	—	—	—	—	—	—	7.92	7.76	5.92
Rev Value No. of Units	—	—	—	—	—	—	—	1,424,488	1,601,890	133,140
Rev. Access No. of Units	—	—	—	—	—	—	—	157,843	203,487	198,959
Rev. Extra No. of Units	—	—	—	—	—	—	—	400,455	480,716	507,521
Fidelity VIP Overseas (merged into International Equity Index Trust B eff 4-29-05)—Service Class Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	8.62	6.10	7.73
Value at End of Year	—	—	—	—	—	—	—	9.66	8.62	6.10
Rev Value No. of Units	—	—	—	—	—	—	—	470,234	501,964	523,589
Rev. Access No. of Units	—	—	—	—	—	—	—	108,986	126,285	143,079
Rev. Extra No. of Units	—	—	—	—	—	—	—	165,213	170,854	193,599
Financial Industries Fund (replaced by Financial Services Trust eff 4-29-05)—NAV Shares (units first credited 4-30-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.43	11.60	14.58
Value at End of Year	—	—	—	—	—	—	—	15.49	14.43	11.60
Rev Value No. of Units	—	—	—	—	—	—	—	418,976	488,871	542,851
Rev. Access No. of Units	—	—	—	—	—	—	—	18,431	21,825	49,964
Rev. Extra No. of Units	—	—	—	—	—	—	—	126,349	132,174	145,392

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.67	11.76	14.75
Value at End of Year	—	—	—	—	—	—	—	15.79	14.67	11.76
No. of Units	—	—	—	—	—	—	—	5,074	7,562	10,776
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.43	11.60	14.58
Value at End of Year	—	—	—	—	—	—	—	15.49	14.43	11.60
No. of Units	—	—	—	—	—	—	—	22,357	24,757	29,786
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.67	11.76	14.74
Value at End of Year	—	—	—	—	—	—	—	15.79	14.67	11.76
No. of Units	—	—	—	—	—	—	—	91,290	88,045	95,524
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.43	11.60	14.58
Value at End of Year	—	—	—	—	—	—	—	15.49	14.43	11.60
No. of Units	—	—	—	—	—	—	—	656,027	791,313	946,719
Financial Services Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.60	14.08	10.07	18.42	20.00	16.44	15.49	—	—	—
Value at End of Year	13.96	15.60	14.08	10.07	18.42	20.00	16.44	—	—	—
Rev Value No. of Units	122,872	139,558	165,351	177,539	225,906	301,610	367,963	—	—	—
Rev. Access No. of Units	5,942	6,179	8,724	7,682	9,704	10,516	12,681	—	—	—
Rev. Extra No. of Units	19,552	20,966	29,745	40,298	63,214	86,689	102,683	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	15.79	—	—	—
Value at End of Year	—	—	—	—	—	—	16.80	—	—	—
No. of Units	—	—	—	—	—	—	4,460	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	15.60	14.08	10.07	18.42	20.00	16.44	15.49	—	—	—
Value at End of Year	13.96	15.60	14.08	10.07	18.42	20.00	16.44	—	—	—
No. of Units	3,652	4,050	4,956	5,086	7,948	13,625	19,140	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	16.80	15.79	—	—	—
Value at End of Year	—	—	—	—	—	20.49	16.80	—	—	—
No. of Units	—	—	—	—	—	22,512	59,620	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	15.60	14.08	10.07	18.42	20.00	16.44	15.49	—	—	—
Value at End of Year	13.96	15.60	14.08	10.07	18.42	20.00	16.44	—	—	—
No. of Units	131,658	154,795	173,183	236,100	308,095	377,881	502,999	—	—	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust)—NAV Shares (units first credited 4-25-2008)
Contracts with no Optional Benefits
Value at Start of Year	7.65	6.48	5.11	8.56	—	—	—	—	—	—
Value at End of Year	7.41	7.65	6.48	5.11	—	—	—	—	—	—
Rev Value No. of Units	457,816	577,029	737,377	914,124	—	—	—	—	—	—
Rev. Access No. of Units	67,180	69,273	78,073	107,884	—	—	—	—	—	—
Rev. Extra No. of Units	172,216	219,547	282,711	351,659	—	—	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	7.65	6.48	5.11	8.56	—	—	—	—	—	—
Value at End of Year	7.41	7.65	6.48	5.11	—	—	—	—	—	—
No. of Units	51,052	54,105	82,225	100,794	—	—	—	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	7.65	6.48	5.11	8.56	—	—	—	—	—	—
Value at End of Year	7.41	7.65	6.48	5.11	—	—	—	—	—	—
No. of Units	364,175	418,357	504,020	567,826	—	—	—	—	—	—

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Fundamental Growth Fund (merged into Large Cap Growth Fund eff 11-01-04)—NAV Shares (units first credited 11-15-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	6.79	9.86
Value at End of Year	—	—	—	—	—	—	—	—	8.84	6.79
Rev Value No. of Units	—	—	—	—	—	—	—	—	328,022	337,037
Rev. Access No. of Units	—	—	—	—	—	—	—	—	49,535	66,283
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	135,376	123,943
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	7.20	10.43
Value at End of Year	—	—	—	—	—	—	—	—	9.39	7.20
No. of Units	—	—	—	—	—	—	—	—	5,248	5,264
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	6.79	9.86
Value at End of Year	—	—	—	—	—	—	—	—	8.84	6.79
No. of Units	—	—	—	—	—	—	—	—	11,404	10,008
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	7.20	10.43
Value at End of Year	—	—	—	—	—	—	—	—	9.39	7.20
No. of Units	—	—	—	—	—	—	—	—	46,190	33,826
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	6.79	9.86
Value at End of Year	—	—	—	—	—	—	—	—	8.84	6.79
No. of Units	—	—	—	—	—	—	—	—	117,743	114,921
Fundamental Value Fund (replaced by Equity—Income Trust eff 4-29-05)—NAV Shares (units first credited 11-15-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.12	8.75	10.73
Value at End of Year	—	—	—	—	—	—	—	12.70	11.12	8.75
Rev Value No. of Units	—	—	—	—	—	—	—	1,256,245	603,015	569,649
Rev. Access No. of Units	—	—	—	—	—	—	—	143,234	78,791	85,139
Rev. Extra No. of Units	—	—	—	—	—	—	—	371,180	210,263	177,846
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	9.76	7.66	9.37
Value at End of Year	—	—	—	—	—	—	—	11.17	9.76	7.66
No. of Units	—	—	—	—	—	—	—	—	50,632	50,632
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	11.12	8.75	10.73
Value at End of Year	—	—	—	—	—	—	—	12.70	11.12	8.75
No. of Units	—	—	—	—	—	—	—	22,289	21,714	23,612
Fundamental Value Fund B (formerly Large Cap Value CORE SM) (merged into Fundamental Value Fund eff 11-01-04)—NAV Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	8.13	10.07
Value at End of Year	—	—	—	—	—	—	—	—	10.35	8.13
Rev Value No. of Units	—	—	—	—	—	—	—	—	816,510	826,588
Rev. Access No. of Units	—	—	—	—	—	—	—	—	71,994	80,764
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	204,107	195,857
Global Bond Fund (replaced by Global Bond Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.85	12.10	10.31
Value at End of Year	—	—	—	—	—	—	—	15.13	13.85	12.10
Rev Value No. of Units	—	—	—	—	—	—	—	150,408	180,511	141,303
Rev. Access No. of Units	—	—	—	—	—	—	—	31,596	32,488	28,155
Rev. Extra No. of Units	—	—	—	—	—	—	—	76,355	87,529	39,131
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	13.96	12.20	10.39
Value at End of Year	—	—	—	—	—	—	—	15.26	13.96	12.20
No. of Units	—	—	—	—	—	—	—	9,431	9,647	11,396

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Global Bond Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.30	16.78	14.73	15.60	14.41	13.86	15.13	—	—	—
Value at End of Year	19.71	18.30	16.78	14.73	15.60	14.41	13.86	—	—	—
Rev Value No. of Units	73,547	80,753	95,920	129,165	153,973	122,036	137,434	—	—	—
Rev. Access No. of Units	18,481	19,722	19,205	18,840	21,525	24,419	26,043	—	—	—
Rev. Extra No. of Units	27,689	31,044	35,818	40,352	51,292	54,079	67,446	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	18.30	16.78	14.73	15.60	14.41	13.86	15.26	—	—	—
Value at End of Year	19.71	18.30	16.78	14.73	15.60	14.41	13.86	—	—	—
No. of Units	480	2,448	517	517	3,653	3,657	5,725	—	—	—
Growth & Income Fund (merged into Growth & Income Trust II eff 4-29-05) (now Growth & Income Trust)—NAV Shares (units first credited 11-15-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	6.95	5.66	7.36
Value at End of Year	—	—	—	—	—	—	—	7.61	6.95	5.66
Rev Value No. of Units	—	—	—	—	—	—	—	2,011,770	2,127,364	1,293,111
Rev. Access No. of Units	—	—	—	—	—	—	—	149,584	160,565	126,954
Rev. Extra No. of Units	—	—	—	—	—	—	—	747,950	802,120	416,961
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.30	9.99	12.97
Value at End of Year	—	—	—	—	—	—	—	13.52	12.30	9.99
No. of Units	—	—	—	—	—	—	—	15,633	16,765	11,472
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	6.95	5.66	7.36
Value at End of Year	—	—	—	—	—	—	—	7.61	6.95	5.66
No. of Units	—	—	—	—	—	—	—	283,703	306,082	182,202
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.30	9.99	12.97
Value at End of Year	—	—	—	—	—	—	—	13.52	12.30	9.99
No. of Units	—	—	—	—	—	—	—	54,413	145,833	26,987
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	6.95	5.66	7.36
Value at End of Year	—	—	—	—	—	—	—	7.61	6.95	5.66
No. of Units	—	—	—	—	—	—	—	2,038,882	2,463,202	1,034,165
Growth & Income Trust (merged into Optimized All Cap Trust eff 4-25-08)—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	9.12	8.19	7.61	—	—	—
Value at End of Year	—	—	—	—	9.37	9.12	8.19	—	—	—
Rev Value No. of Units	—	—	—	—	1,233,324	1,509,917	1,762,597	—	—	—
Rev. Access No. of Units	—	—	—	—	120,175	132,498	142,242	—	—	—
Rev. Extra No. of Units	—	—	—	—	436,434	522,234	682,260	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	13.52	—	—	—
Value at End of Year	—	—	—	—	—	—	14.58	—	—	—
No. of Units	—	—	—	—	—	—	14,829	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $ 250,000
Value at Start of Year	—	—	—	—	9.12	8.19	7.61	—	—	—
Value at End of Year	—	—	—	—	9.37	9.12	8.19	—	—	—
No. of Units	—	—	—	—	151,847	206,970	254,401	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	16.28	14.58	13.52	—	—	—
Value at End of Year	—	—	—	—	16.77	16.28	14.58	—	—	—
No. of Units	—	—	—	—	6,823	36,469	54,549	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	9.12	8.19	7.61	—	—	—
Value at End of Year	—	—	—	—	9.37	9.12	8.19	—	—	—
No. of Units	—	—	—	—	818,413	1,071,538	1,515,204	—	—	—

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Health Sciences Fund (replaced by Health Sciences Trust eff 4-29-05)—NAV Shares (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.00	7.69	9.73
Value at End of Year	—	—	—	—	—	—	—	10.98	10.00	7.69
Rev Value No. of Units	—	—	—	—	—	—	—	127,989	138,303	129,645
Rev. Access No. of Units	—	—	—	—	—	—	—	13,508	15,522	15,340
Rev. Extra No. of Units	—	—	—	—	—	—	—	65,016	60,627	33,411
Health Sciences Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.38	14.32	11.00	15.88	13.65	12.75	10.98	—	—	—
Value at End of Year	17.90	16.38	14.32	11.00	15.88	13.65	12.75	—	—	—
Rev Value No. of Units	36,652	43,959	59,435	80,893	102,996	123,120	130,066	—	—	—
Rev. Access No. of Units	2,628	1,222	1,255	1,468	1,523	1,574	4,983	—	—	—
Rev. Extra No. of Units	24,268	27,490	32,739	44,129	55,554	64,344	68,732	—	—	—
High Yield Bond Fund (replaced by High Yield Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	9.90	8.60	9.12
Value at End of Year	—	—	—	—	—	—	—	10.57	9.90	8.60
Rev Value No. of Units	—	—	—	—	—	—	—	551,124	626,689	477,166
Rev. Access No. of Units	—	—	—	—	—	—	—	89,295	97,589	77,833
Rev. Extra No. of Units	—	—	—	—	—	—	—	238,160	234,126	149,911
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	10.10	8.76	9.26
Value at End of Year	—	—	—	—	—	—	—	10.82	10.10	8.76
No. of Units	—	—	—	—	—	—	—	—	6,229	2,466
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	9.98	8.67	9.19
Value at End of Year	—	—	—	—	—	—	—	10.66	9.98	8.67
No. of Units	—	—	—	—	—	—	—	5,093	6,395	11,108
High Yield Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	14.17	12.61	8.26	11.87	11.82	10.84	10.57	—	—	—
Value at End of Year	14.15	14.17	12.61	8.26	11.87	11.82	10.84	—	—	—
Rev Value No. of Units	126,843	146,483	204,197	227,866	317,293	410,632	471,887	—	—	—
Rev. Access No. of Units	37,330	42,887	47,839	34,468	60,756	71,458	77,829	—	—	—
Rev. Extra No. of Units	62,387	71,477	72,858	85,158	116,666	150,806	212,388	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	14.17	12.61	8.26	11.87	11.82	10.84	10.66	—	—	—
Value at End of Year	14.15	14.17	12.61	8.26	11.87	11.82	10.84	—	—	—
No. of Units	860	2,034	2,285	1,517	3,542	3,881	4,281	—	—	—
International Equity Index Fund (replaced by International Equity Index Trust B eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	9.49	6.77	10.00
Value at End of Year	—	—	—	—	—	—	—	11.27	9.49	6.77
Rev Value No. of Units	—	—	—	—	—	—	—	211,686	206,714	9,558
Rev. Access No. of Units	—	—	—	—	—	—	—	34,893	31,853	906
Rev. Extra No. of Units	—	—	—	—	—	—	—	100,560	101,328	4,383
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	9.61	6.84	8.14
Value at End of Year	—	—	—	—	—	—	—	11.44	9.61	6.84
No. of Units	—	—	—	—	—	—	—	8,050	8,075	8,099
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	9.49	6.77	8.08
Value at End of Year	—	—	—	—	—	—	—	11.27	9.49	6.77
No. of Units	—	—	—	—	—	—	—	10,689	10,664	13,070

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
International Equity Index Trust B—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	15.47	14.06	10.26	18.67	16.33	13.01	11.29	—	—	—
Value at End of Year	13.14	15.47	14.06	10.26	18.67	16.33	13.01	—	—	—
Rev Value No. of Units	258,088	295,189	360,135	430,124	588,679	670,804	713,779	—	—	—
Rev. Access No. of Units	72,794	81,987	96,102	97,211	106,507	116,598	128,613	—	—	—
Rev. Extra No. of Units	76,986	92,013	115,464	133,152	194,823	246,859	257,900	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	11.44	—	—	—
Value at End of Year	—	—	—	10.52	—	—	13.24	—	—	—
No. of Units	—	—	—	—	—	—	8,026	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	15.47	14.06	10.26	18.67	16.33	13.01	9.49	—	—	—
Value at End of Year	13.14	15.47	14.06	10.26	18.67	16.33	13.01	—	—	—
No. of Units	4,085	4,313	7,681	7,712	8,833	9,829	9,943	—	—	—
International Value Trust—NAV Shares (units first credited 5-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.65	12.50	—	—	—	—	—	—	—	—
Value at End of Year	10.03	11.65	—	—	—	—	—	—	—	—
Rev Value No. of Units	217,322	238,049	—	—	—	—	—	—	—	—
Rev. Access No. of Units	36,382	36,871	—	—	—	—	—	—	—	—
Rev. Extra No. of Units	98,426	105,863	—	—	—	—	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	11.65	12.50	—	—	—	—	—	—	—	—
Value at End of Year	10.03	11.65	—	—	—	—	—	—	—	—
No. of Units	3,439	3,691	—	—	—	—	—	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	11.65	12.50	—	—	—	—	—	—	—	—
Value at End of Year	10.03	11.65	—	—	—	—	—	—	—	—
No. of Units	34,489	40,017	—	—	—	—	—	—	—	—
Janus Aspen Global Technology (merged into Total Stock Market Index Trust eff 4-29-05) Service Class Shares (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.67	10.04	—
Value at End of Year	—	—	—	—	—	—	—	13.58	13.67	—
Rev Value No. of Units	—	—	—	—	—	—	—	10,639	18,973	—
Rev. Access No. of Units	—	—	—	—	—	—	—	1,095	1,101	—
Rev. Extra No. of Units	—	—	—	—	—	—	—	4,092	2,704	—
Janus Aspen Worldwide Growth (merged into International Equity Index Trust B eff 4-29-05) Service Class Shares (units first credited 11-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	6.19	5.07	6.90
Value at End of Year	—	—	—	—	—	—	—	6.39	6.19	5.07
Rev Value No. of Units	—	—	—	—	—	—	—	178,127	214,502	229,005
Rev. Access No. of Units	—	—	—	—	—	—	—	35,764	47,215	42,016
Rev. Extra No. of Units	—	—	—	—	—	—	—	52,533	53,367	51,239
Large Cap Growth Fund (replaced by Blue Chip Growth Trust eff 4-29-05)—NAV Shares (units first credited 3-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	7.19	5.79	8.13
Value at End of Year	—	—	—	—	—	—	—	7.41	7.19	5.79
Rev Value No. of Units	—	—	—	—	—	—	—	1,439,838	540,715	167,749
Rev. Access No. of Units	—	—	—	—	—	—	—	146,532	49,259	10,413
Rev. Extra No. of Units	—	—	—	—	—	—	—	489,849	128,549	20,683
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	7.28	5.85	8.19
Value at End of Year	—	—	—	—	—	—	—	7.52	7.28	5.85
No. of Units	—	—	—	—	—	—	—	17,276	12,579	13,586
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	7.19	5.79	8.13
Value at End of Year	—	—	—	—	—	—	—	7.41	7.19	5.79
No. of Units	—	—	—	—	—	—	—	59,258	50,560	53,908

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	6.97	—	—
Value at End of Year	—	—	—	—	—	—	—	7.52	—	—
No. of Units	—	—	—	—	—	—	—	34,293	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	6.87	—	—
Value at End of Year	—	—	—	—	—	—	—	7.41	—	—
No. of Units	—	—	—	—	—	—	—	142,526	—	—
Large Cap Growth Fund B (formerly Large Cap Aggressive Growth Fund) (merged into Large Cap Growth Fund eff 11-01-04)
NAV Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	5.48	8.09
Value at End of Year	—	—	—	—	—	—	—	—	7.13	5.48
Rev Value No. of Units	—	—	—	—	—	—	—	—	609,843	681,954
Rev. Access No. of Units	—	—	—	—	—	—	—	—	45,760	78,966
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	294,010	322,673
Large Cap Growth Trust (merged into Capital Appreciation Trust eff 4-28-06)—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	3.70	—	—	—
Value at End of Year	—	—	—	—	—	—	3.71	—	—	—
Rev Value No. of Units	—	—	—	—	—	—	975,667	—	—	—
Rev. Access No. of Units	—	—	—	—	—	—	100,095	—	—	—
Rev. Extra No. of Units	—	—	—	—	—	—	159,332	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	7.31	—	—	—
Value at End of Year	—	—	—	—	—	—	11.77	—	—	—
No. of Units	—	—	—	—	—	—	4,708	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	3.70	—	—	—
Value at End of Year	—	—	—	—	—	—	3.71	—	—	—
No. of Units	—	—	—	—	—	—	118,078	—	—	—
Large Cap Value Fund (replaced by Equity-Income Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.08	9.75	11.38
Value at End of Year	—	—	—	—	—	—	—	13.72	12.08	9.75
Rev Value No. of Units	—	—	—	—	—	—	—	619,096	601,394	483,868
Rev. Access No. of Units	—	—	—	—	—	—	—	94,674	91,386	50,708
Rev. Extra No. of Units	—	—	—	—	—	—	—	209,987	155,358	97,450
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.23	9.84	11.46
Value at End of Year	—	—	—	—	—	—	—	13.93	12.23	9.84
No. of Units	—	—	—	—	—	—	—	22,174	54,141	54,818
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.08	9.75	11.38
Value at End of Year	—	—	—	—	—	—	—	13.72	12.08	9.75
No. of Units	—	—	—	—	—	—	—	35,552	40,103	45,084
Lifestyle Balanced Trust—NAV Shares (units first credited 11-07-2008)
Contracts with no Optional Benefits
Value at Start of Year	11.99	10.86	8.40	8.49	—	—	—	—	—	—
Value at End of Year	11.92	11.99	10.86	8.40	—	—	—	—	—	—
Rev Value No. of Units	338,591	416,097	466,251	579,379	—	—	—	—	—	—
Rev. Access No. of Units	67,350	68,164	25,481	21,983	—	—	—	—	—	—
Rev. Extra No. of Units	89,278	92,437	103,362	—	—	—	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	9.54	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	13.14	11.91	9.21	9.31	—	—	—	—	—	—
Value at End of Year	13.07	13.14	11.91	9.21	—	—	—	—	—	—
No. of Units	3,199	3,302	2,888	4,005	—	—	—	—	—	—
Managed Fund (merged into Managed Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	9.41	8.00	9.34
Value at End of Year	—	—	—	—	—	—	—	10.05	9.41	8.00
Rev Value No. of Units	—	—	—	—	—	—	—	1,168,263	1,277,365	1,159,355
Rev. Access No. of Units	—	—	—	—	—	—	—	65,821	73,227	80,473
Rev. Extra No. of Units	—	—	—	—	—	—	—	166,993	185,973	154,757
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	10.31	8.77	10.24
Value at End of Year	—	—	—	—	—	—	—	11.02	10.31	8.77
No. of Units	—	—	—	—	—	—	—	16,131	17,668	19,124
Managed Trust (merged into Lifestyle Balanced Trust eff 11-07-08)—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.82	10.19	10.05	—	—	—
Value at End of Year	—	—	—	—	10.90	10.82	10.19	—	—	—
Rev Value No. of Units	—	—	—	—	735,180	837,115	1,037,978	—	—	—
Rev. Access No. of Units	—	—	—	—	27,832	31,340	61,630	—	—	—
Rev. Extra No. of Units	—	—	—	—	139,748	153,056	163,956	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	11.86	11.17	11.02	—	—	—
Value at End of Year	—	—	—	—	11.94	11.86	11.17	—	—	—
No. of Units	—	—	—	—	6,463	10,572	14,098	—	—	—
MFS Investors Growth Stock (merged into 500 Index Trust B eff 4-29-05)—Initial Class Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	7.46	6.14	8.58
Value at End of Year	—	—	—	—	—	—	—	8.05	7.46	6.14
Rev Value No. of Units	—	—	—	—	—	—	—	641,118	715,159	723,032
Rev. Access No. of Units	—	—	—	—	—	—	—	121,589	132,909	146,522
Rev. Extra No. of Units	—	—	—	—	—	—	—	253,985	281,892	331,636
MFS New Discovery (merged into Small Cap Index Trust eff 4-29-05)—Initial Class Shares (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.35	9.35	13.85
Value at End of Year	—	—	—	—	—	—	—	12.99	12.35	9.35
Rev Value No. of Units	—	—	—	—	—	—	—	225,250	256,805	277,963
Rev. Access No. of Units	—	—	—	—	—	—	—	57,556	76,297	83,268
Rev. Extra No. of Units	—	—	—	—	—	—	—	103,634	117,145	144,140
MFS Research Fund (merged into Total Stock Market Index Trust eff 4-29-05)—Initial Class Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	7.95	6.46	8.67
Value at End of Year	—	—	—	—	—	—	—	9.10	7.95	6.46
Rev Value No. of Units	—	—	—	—	—	—	—	517,686	578,045	621,468
Rev. Access No. of Units	—	—	—	—	—	—	—	38,062	49,422	68,797
Rev. Extra No. of Units	—	—	—	—	—	—	—	160,507	183,241	177,806
Mid Cap Growth Fund (replaced by Mid Cap Stock Trust eff 4-29-05)—NAV Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	23.49	16.19	20.79
Value at End of Year	—	—	—	—	—	—	—	25.90	23.49	16.19
Rev Value No. of Units	—	—	—	—	—	—	—	210,494	228,854	200,020
Rev. Access No. of Units	—	—	—	—	—	—	—	28,188	29,359	29,475
Rev. Extra No. of Units	—	—	—	—	—	—	—	65,986	67,961	57,788

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Mid Cap Index Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	14.78	11.87	8.79	13.99	13.17	12.15	11.31	—	—	—
Value at End of Year	14.29	14.78	11.87	8.79	13.99	13.17	12.15	—	—	—
Rev Value No. of Units	23,719	26,559	26,515	34,418	43,736	56,057	52,742	—	—	—
Rev. Access No. of Units	6,147	1,243	4,330	4,933	7,744	10,746	11,718	—	—	—
Rev. Extra No. of Units	9,906	10,408	9,480	9,935	10,108	6,412	6,834	—	—	—
Mid Cap Stock Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	23.89	23.89	22.94	41.30	33.84	30.14	25.90	—	—	—
Value at End of Year	23.89	23.89	23.89	22.94	41.30	33.84	30.14	—	—	—
Rev Value No. of Units	72,147	82,978	96,492	127,520	161,299	181,786	207,932	—	—	—
Rev. Access No. of Units	14,186	14,872	16,484	18,794	21,306	24,574	25,048	—	—	—
Rev. Extra No. of Units	15,936	17,886	23,543	29,692	46,933	60,077	63,351	—	—	—
Mid Cap Value B Fund (formerly Small MidCap CORE Fund) (merged into Mid Value Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.68	10.94	13.06
Value at End of Year	—	—	—	—	—	—	—	18.39	15.68	10.94
Rev Value No. of Units	—	—	—	—	—	—	—	293,358	231,918	215,620
Rev. Access No. of Units	—	—	—	—	—	—	—	54,371	39,919	41,956
Rev. Extra No. of Units	—	—	—	—	—	—	—	128,593	70,945	67,848
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.91	10.38	12.36
Value at End of Year	—	—	—	—	—	—	—	17.53	14.91	10.38
No. of Units	—	—	—	—	—	—	—	9,924	4,305	5,358
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	14.73	10.27	12.27
Value at End of Year	—	—	—	—	—	—	—	17.27	14.73	10.27
No. of Units	—	—	—	—	—	—	—	16,112	16,311	15,084
Mid Cap Value Fund (merged into Mid Cap Value B Fund eff 11-01-04)—NAV Shares (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.00	—
Value at End of Year	—	—	—	—	—	—	—	—	13.56	—
Rev Value No. of Units	—	—	—	—	—	—	—	—	27,470	—
Rev. Access No. of Units	—	—	—	—	—	—	—	—	8,029	—
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	32,051	—
Mid Value Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	24.60	21.45	14.85	23.01	23.18	19.50	18.39	—	—	—
Value at End of Year	23.13	24.60	21.45	14.85	23.01	23.18	19.50	—	—	—
Rev Value No. of Units	67,390	82,225	106,217	142,852	198,422	253,569	300,424	—	—	—
Rev. Access No. of Units	26,969	28,878	32,840	33,304	35,077	37,722	39,761	—	—	—
Rev. Extra No. of Units	29,787	33,857	37,743	52,219	71,890	101,242	115,752	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	17.53	—	—	—
Value at End of Year	—	—	—	14.30	—	—	18.64	—	—	—
No. of Units	—	—	—	—	—	—	9,229	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	23.10	20.14	13.94	21.61	21.77	18.32	17.27	—	—	—
Value at End of Year	21.72	23.10	20.14	13.94	21.61	21.77	18.32	—	—	—
No. of Units	1,525	1,698	3,811	2,541	4,893	7,555	12,517	—	—	—
Money Market Fund (replaced by Money Market Trust B eff 4-29-05)—NAV Shares (units first credited 5-01-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.12	10.15	10.12
Value at End of Year	—	—	—	—	—	—	—	10.10	10.12	10.15
Rev Value No. of Units	—	—	—	—	—	—	—	1,589,131	2,054,260	2,479,251
Rev. Access No. of Units	—	—	—	—	—	—	—	333,841	346,239	1,018,815
Rev. Extra No. of Units	—	—	—	—	—	—	—	549,370	837,553	1,371,649

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.16	12.17	12.11
Value at End of Year	—	—	—	—	—	—	—	12.17	12.16	12.17
No. of Units	—	—	—	—	—	—	—	65,316	83,691	86,772
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	10.12	10.15	10.12
Value at End of Year	—	—	—	—	—	—	—	10.10	10.12	10.15
No. of Units	—	—	—	—	—	—	—	63,446	62,638	67,782
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.16	12.17	12.11
Value at End of Year	—	—	—	—	—	—	—	12.17	12.16	12.17
No. of Units	—	—	—	—	—	—	—	17,913	23,367	28,641
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	10.12	10.15	10.12
Value at End of Year	—	—	—	—	—	—	—	10.10	10.12	10.15
No. of Units	—	—	—	—	—	—	—	288,851	412,229	552,435
Money Market Trust B—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	10.87	11.01	11.09	11.00	10.62	10.27	10.10	—	—	—
Value at End of Year	10.74	10.87	11.01	11.09	11.00	10.62	10.27	—	—	—
Rev Value No. of Units	752,925	815,997	996,976	1,415,112	1,196,751	1,222,919	1,263,530	—	—	—
Rev. Access No. of Units	174,455	203,447	211,288	245,234	247,288	217,207	246,064	—	—	—
Rev. Extra No. of Units	276,149	328,791	430,550	523,249	584,561	545,460	469,050	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	13.30	13.42	13.49	13.35	12.86	12.40	12.17	—	—	—
Value at End of Year	13.17	13.30	13.42	13.49	13.35	12.86	12.40	—	—	—
No. of Units	4,170	4,178	4,935	4,781	5,458	7,794	63,596	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	10.87	11.01	11.09	11.00	10.62	10.27	10.10	—	—	—
Value at End of Year	10.74	10.87	11.01	11.09	11.00	10.62	10.27	—	—	—
No. of Units	13,383	29,071	34,314	51,279	61,001	60,716	53,013	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	13.30	13.42	13.49	13.35	12.86	12.40	12.17	—	—	—
Value at End of Year	13.17	13.30	13.42	13.49	13.35	12.86	12.40	—	—	—
No. of Units	182	22,796	189	29,089	32,708	10,752	13,773	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	10.87	11.01	11.09	11.00	10.62	10.27	10.10	—	—	—
Value at End of Year	10.74	10.87	11.01	11.09	11.00	10.62	10.27	—	—	—
No. of Units	62,664	70,645	71,235	113,177	122,938	189,082	213,156	—	—	—
Overseas Equity B Fund (merged into Overseas Equity Trust eff 4-29-05)—NAV Shares (units first credited 11-15-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	8.79	6.72	8.33
Value at End of Year	—	—	—	—	—	—	—	9.64	8.79	6.72
Rev Value No. of Units	—	—	—	—	—	—	—	694,057	301,848	190,914
Rev. Access No. of Units	—	—	—	—	—	—	—	102,357	16,942	18,535
Rev. Extra No. of Units	—	—	—	—	—	—	—	262,113	137,661	75,514
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.90	6.79	8.39
Value at End of Year	—	—	—	—	—	—	—	9.78	8.90	6.79
No. of Units	—	—	—	—	—	—	—	5,820	4,791	6,084
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.79	6.72	8.33
Value at End of Year	—	—	—	—	—	—	—	9.64	8.79	6.72
No. of Units	—	—	—	—	—	—	—	43,870	38,739	42,177
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.90	6.79	10.00
Value at End of Year	—	—	—	—	—	—	—	9.78	8.90	6.79
No. of Units	—	—	—	—	—	—	—	9,076	7,752	7,963

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.79	6.72	10.00
Value at End of Year	—	—	—	—	—	—	—	9.64	8.79	6.72
No. of Units	—	—	—	—	—	—	—	95,289	102,807	103,370
Overseas Equity C Fund (formerly Emerging Markets Equity Fund) (merged into Overseas Equity B eff 11-01-04)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.07	9.85
Value at End of Year	—	—	—	—	—	—	—	—	14.06	9.07
Rev Value No. of Units	—	—	—	—	—	—	—	—	33,986	17,395
Rev. Access No. of Units	—	—	—	—	—	—	—	—	4,792	2,150
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	20,573	7,320
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	9.07	9.85
Value at End of Year	—	—	—	—	—	—	—	—	14.06	9.07
No. of Units	—	—	—	—	—	—	—	—	6,003	8,809
Overseas Equity Fund (merged into Overseas Equity B Fund eff 11-01-04)—NAV Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.96	10.76
Value at End of Year	—	—	—	—	—	—	—	—	13.75	9.96
Rev Value No. of Units	—	—	—	—	—	—	—	—	201,570	174,540
Rev. Access No. of Units	—	—	—	—	—	—	—	—	35,964	24,431
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	41,367	28,672
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	7.79	8.42
Value at End of Year	—	—	—	—	—	—	—	—	10.76	7.79
No. of Units	—	—	—	—	—	—	—	—	6,486	4,448
Overseas Equity Trust (merged into International Value Trust eff 5-03-10)—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	8.48	14.81	13.33	11.27	9.64	—	—	—
Value at End of Year	—	—	10.95	8.48	14.81	13.33	11.27	—	—	—
Rev Value No. of Units	—	—	306,223	361,051	518,546	583,528	613,845	—	—	—
Rev. Access No. of Units	—	—	41,208	49,501	55,768	60,848	82,171	—	—	—
Rev. Extra No. of Units	—	—	122,581	145,618	196,646	215,947	217,607	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	9.78	—	—	—
Value at End of Year	—	—	—	—	—	—	11.47	—	—	—
No. of Units	—	—	—	—	—	—	4,986	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	8.48	14.81	13.33	11.27	9.64	—	—	—
Value at End of Year	—	—	10.95	8.48	14.81	13.33	11.27	—	—	—
No. of Units	—	—	9,970	10,062	15,425	25,085	36,329	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	11.47	9.78	—	—	—
Value at End of Year	—	—	—	—	—	13.60	11.47	—	—	—
No. of Units	—	—	—	—	—	2,952	12,021	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	8.48	14.81	13.33	11.27	9.64	—	—	—
Value at End of Year	—	—	10.95	8.48	14.81	13.33	11.27	—	—	—
No. of Units	—	—	43,619	49,398	58,092	73,639	80,279	—	—	—
Real Estate Equity Fund (replaced by Real Estate Securities Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.47	11.44	11.43
Value at End of Year	—	—	—	—	—	—	—	20.85	15.47	11.44
Rev Value No. of Units	—	—	—	—	—	—	—	253,425	267,781	217,276
Rev. Access No. of Units	—	—	—	—	—	—	—	31,913	48,314	48,847
Rev. Extra No. of Units	—	—	—	—	—	—	—	88,926	86,358	68,106

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	17.95	13.24	13.20
Value at End of Year	—	—	—	—	—	—	—	24.26	17.95	13.24
No. of Units	—	—	—	—	—	—	—	10,542	11,719	11,722
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	17.72	13.11	13.10
Value at End of Year	—	—	—	—	—	—	—	23.89	17.72	13.11
No. of Units	—	—	—	—	—	—	—	6,087	6,937	3,182
Real Estate Securities Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	25.85	20.26	15.75	26.31	31.55	23.24	20.85	—	—	—
Value at End of Year	27.97	25.85	20.26	15.75	26.31	31.55	23.12	—	—	—
Rev Value No. of Units	40,718	46,232	62,684	109,404	147,035	210,402	235,518	—	—	—
Rev. Access No. of Units	14,897	14,810	14,809	20,191	19,335	22,181	25,551	—	—	—
Rev. Extra No. of Units	25,169	27,717	37,132	41,180	54,623	63,742	72,842	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	64.71	50.59	39.23	65.38	78.20	57.17	24.26	—	—	—
Value at End of Year	70.20	64.71	50.59	39.23	65.38	78.20	57.17	—	—	—
No. of Units	59	59	59	59	59	—	4,971	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	15.75	26.31	31.55	23.12	23.89	—	—	—
Value at End of Year	—	—	20.26	15.75	26.31	31.55	23.12	—	—	—
No. of Units	—	—	4,546	4,546	5,465	7,545	9,394	—	—	—
Short Term Government Income Trust—NAV Shares (units first credited 5-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	15.85	15.10	—	—	—	—	—	—	—	—
Value at End of Year	16.09	15.85	—	—	—	—	—	—	—	—
Rev Value No. of Units	156,499	180,920	—	—	—	—	—	—	—	—
Rev. Access No. of Units	31,328	47,015	—	—	—	—	—	—	—	—
Rev. Extra No. of Units	62,608	67,455	—	—	—	—	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	12.92	12.30	—	—	—	—	—	—	—	—
Value at End of Year	13.12	12.92	—	—	—	—	—	—	—	—
No. of Units	826	828	—	—	—	—	—	—	—	—
Short-Term Bond Fund (merged into Short-Term Bond Trust eff 4-29-05)—NAV Shares (units first credited 5-03-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.04	14.82	14.20
Value at End of Year	—	—	—	—	—	—	—	15.07	15.04	14.82
Rev Value No. of Units	—	—	—	—	—	—	—	765,939	884,537	621,051
Rev. Access No. of Units	—	—	—	—	—	—	—	98,324	118,364	132,895
Rev. Extra No. of Units	—	—	—	—	—	—	—	162,310	185,025	158,441
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.41	12.20	11.66
Value at End of Year	—	—	—	—	—	—	—	12.46	12.41	12.20
No. of Units	—	—	—	—	—	—	—	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	12.26	12.08	11.57
Value at End of Year	—	—	—	—	—	—	—	12.28	12.26	12.08
No. of Units	—	—	—	—	—	—	—	7,734	7,829	5,826
Short-Term Bond Trust (merged into Short Term Government Income Trust eff 5-03-10)—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	12.82	16.01	15.70	15.20	15.07	—	—	—
Value at End of Year	—	—	15.10	12.82	16.01	15.70	15.20	—	—	—
Rev Value No. of Units	—	—	277,348	290,944	364,019	513,093	617,842	—	—	—
Rev. Access No. of Units	—	—	41,608	45,656	62,900	67,792	79,284	—	—	—
Rev. Extra No. of Units	—	—	82,765	94,448	127,046	140,163	141,094	—	—	—

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	10.45	13.05	12.79	12.39	12.28	—	—	—
Value at End of Year	—	—	12.30	10.45	13.05	12.79	12.39	—	—	—
No. of Units	—	—	829	1,048	11,142	5,002	7,197	—	—	—
Small Cap Emerging Growth Fund (merged into Small Cap Growth Trust eff 4-29-05)—NAV Shares (units first credited 11-15-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	8.23	5.60	7.90
Value at End of Year	—	—	—	—	—	—	—	8.90	8.23	5.60
Rev Value No. of Units	—	—	—	—	—	—	—	692,587	116,428	110,281
Rev. Access No. of Units	—	—	—	—	—	—	—	66,206	12,351	8,332
Rev. Extra No. of Units	—	—	—	—	—	—	—	200,297	28,761	30,007
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.62	5.85	8.23
Value at End of Year	—	—	—	—	—	—	—	9.34	8.62	5.85
No. of Units	—	—	—	—	—	—	—	4,203	7,749	8,574
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.52	5.79	8.17
Value at End of Year	—	—	—	—	—	—	—	9.21	8.52	5.79
No. of Units	—	—	—	—	—	—	—	48,346	12,101	14,125
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.52	—	—
Value at End of Year	—	—	—	—	—	—	—	9.34	—	—
No. of Units	—	—	—	—	—	—	—	23,421	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	8.40	—	—
Value at End of Year	—	—	—	—	—	—	—	9.21	—	—
No. of Units	—	—	—	—	—	—	—	316,019	—	—
Small Cap Growth Fund (merged into Small Cap Emerging Growth Fund eff 11-01-04)—NAV Shares (units first credited 11-15-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	9.81	14.19
Value at End of Year	—	—	—	—	—	—	—	—	12.39	9.81
Rev Value No. of Units	—	—	—	—	—	—	—	—	428,036	448,285
Rev. Access No. of Units	—	—	—	—	—	—	—	—	41,073	45,628
Rev. Extra No. of Units	—	—	—	—	—	—	—	—	143,040	134,266
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	11.49	16.57
Value at End of Year	—	—	—	—	—	—	—	—	14.55	11.49
No. of Units	—	—	—	—	—	—	—	—	2,478	2,478
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	9.81	14.19
Value at End of Year	—	—	—	—	—	—	—	—	12.39	9.81
No. of Units	—	—	—	—	—	—	—	—	29,375	31,651
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	11.49	16.57
Value at End of Year	—	—	—	—	—	—	—	—	14.55	11.49
No. of Units	—	—	—	—	—	—	—	—	24,095	29,369
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	—	—	—	—	—	—	—	—	9.81	14.19
Value at End of Year	—	—	—	—	—	—	—	—	12.39	9.81
No. of Units	—	—	—	—	—	—	—	—	250,519	270,532
Small Cap Growth Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	12.44	10.31	7.77	13.01	11.56	10.31	8.90	—	—	—
Value at End of Year	11.45	12.44	10.31	7.77	13.01	11.56	10.31	—	—	—
Rev Value No. of Units	225,282	256,944	311,915	347,109	452,303	561,876	650,669	—	—	—
Rev. Access No. of Units	30,579	31,044	36,629	38,785	42,586	51,201	51,319	—	—	—
Rev. Extra No. of Units	50,572	63,257	77,922	94,270	129,808	170,356	182,932	—	—	—

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	13.26	10.96	8.24	13.76	12.19	10.85	9.34	—	—	—
Value at End of Year	12.23	13.26	10.96	8.24	13.76	12.19	10.85	—	—	—
No. of Units	641	1,481	2,465	3,721	4,203	4,203	4,203	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	12.87	10.67	8.03	13.46	11.95	10.67	9.21	—	—	—
Value at End of Year	11.85	12.87	10.67	8.03	13.46	11.95	10.67	—	—	—
No. of Units	5,176	5,727	12,153	12,349	16,165	18,525	42,275	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments greater than $ 250,000
Value at Start of Year	—	8.24	—	13.76	12.19	10.85	9.34	—	—	—
Value at End of Year	—	13.26	—	8.24	13.76	12.19	10.85	—	—	—
No. of Units	—	4,319	—	2,052	2,052	10,518	25,657	—	—	—
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	12.87	10.67	8.03	13.46	11.95	10.67	9.21	—	—	—
Value at End of Year	11.85	12.87	10.67	8.03	13.46	11.95	10.67	—	—	—
No. of Units	78,121	86,180	99,121	104,644	141,109	183,334	268,773	—	—	—
Small Cap Index Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	14.35	11.49	9.19	14.03	14.51	12.49	12.99	—	—	—
Value at End of Year	13.55	14.35	11.49	9.19	14.03	14.51	12.49	—	—	—
Rev Value No. of Units	80,519	91,940	97,141	130,164	152,792	193,514	214,291	—	—	—
Rev. Access No. of Units	23,845	26,778	35,350	42,141	45,838	52,121	53,815	—	—	—
Rev. Extra No. of Units	23,401	25,892	28,944	41,777	67,072	88,093	95,089	—	—	—
Small Cap Value Fund (merged into Small Cap Value Trust eff 4-29-05)—NAV Shares (units first credited 8-10-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	20.54	15.07	16.31
Value at End of Year	—	—	—	—	—	—	—	25.43	20.54	15.07
Rev Value No. of Units	—	—	—	—	—	—	—	444,257	467,842	467,201
Rev. Access No. of Units	—	—	—	—	—	—	—	63,114	79,351	81,318
Rev. Extra No. of Units	—	—	—	—	—	—	—	123,938	137,936	128,046
Small Cap Value Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	35.87	28.79	22.64	31.01	32.34	27.44	25.43	—	—	—
Value at End of Year	35.83	35.87	28.79	22.64	31.01	32.34	27.44	—	—	—
Rev Value No. of Units	91,056	111,926	142,150	179,170	248,004	333,449	377,974	—	—	—
Rev. Access No. of Units	23,427	26,464	33,253	38,734	43,470	48,214	60,124	—	—	—
Rev. Extra No. of Units	25,774	30,115	39,230	54,200	75,774	99,137	112,417	—	—	—
Total Bond Market Trust B (formerly Bond Index Trust B)—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.38	15.57	14.84	14.20	13.42	13.06	12.91	—	—	—
Value at End of Year	17.41	16.38	15.57	14.84	14.20	13.42	13.06	—	—	—
Rev Value No. of Units	135,884	157,497	231,983	286,085	392,704	519,385	618,333	—	—	—
Rev. Access No. of Units	30,301	32,459	34,899	38,594	38,237	43,712	59,493	—	—	—
Rev. Extra No. of Units	60,257	67,742	80,849	115,535	131,724	150,735	168,737	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year	—	—	—	—	—	—	13.12	—	—	—
Value at End of Year	—	—	—	15.22	—	—	13.30	—	—	—
No. of Units	—	—	—	—	—	—	9,826	—	—	—
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year	16.39	15.59	14.85	14.21	13.43	13.07	12.92	—	—	—
Value at End of Year	17.42	16.39	15.59	14.85	14.21	13.43	13.07	—	—	—
No. of Units	7,029	1,933	2,522	8,892	5,318	5,432	7,696	—	—	—
Total Return Bond Fund (replaced by Total Return Trust eff 4-29-05)—NAV Shares (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.11	10.00	—
Value at End of Year	—	—	—	—	—	—	—	10.46	10.11	—
Rev Value No. of Units	—	—	—	—	—	—	—	101,935	85,139	—
Rev. Access No. of Units	—	—	—	—	—	—	—	9,789	10,515	—
Rev. Extra No. of Units	—	—	—	—	—	—	—	44,923	61,613	—

Revolution, Declaration

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Total Return Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	14.14	13.30	11.84	11.67	10.88	10.63	10.46	—	—	—
Value at End of Year	14.52	14.14	13.30	11.84	11.67	10.88	10.63	—	—	—
Rev Value No. of Units	131,865	149,114	198,366	242,785	185,403	158,257	154,807	—	—	—
Rev. Access No. of Units	38,439	37,023	29,906	27,102	11,694	14,272	14,021	—	—	—
Rev. Extra No. of Units	45,788	41,399	52,493	58,155	90,593	87,943	74,581	—	—	—
Total Stock Market Index Trust—NAV Shares (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	13.79	11.91	9.35	15.07	14.51	12.74	12.50	—	—	—
Value at End of Year	13.67	13.79	11.91	9.35	15.07	14.51	12.74	—	—	—
Rev Value No. of Units	287,784	366,090	498,006	647,535	933,262	1,117,167	1,374,019	—	—	—
Rev. Access No. of Units	82,675	96,863	104,036	114,803	120,127	130,048	154,546	—	—	—
Rev. Extra No. of Units	135,486	144,982	167,529	209,661	275,782	405,193	444,705	—	—	—

To obtain a John Hancock Variable Annuity

Separate Account T Statement of Additional Information (“SAI”)

Send this request to:

John Hancock Variable Annuity

Separate Account T SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

cut along dotted line

Please send me the Statement of Additional Information for DECLARATION VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY or REVOLUTION VALUE VARIABLE ANNUITY dated April 30, 2012, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly John Hancock Variable Annuity Account JF). We will mail the Statement of Additional Information applicable to contracts with the address of record written below. If no contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

dated April 30, 2012

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account T

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of deferred combination fixed and variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions as follows:

Related JHVLICO-Issued Variable Annuity Prospectuses (to be read with this Statement of Additional Information)
Declaration Variable Annuity
Patriot Variable Annuity
Revolution Access Variable Annuity
Revolution Extra Variable Annuity
Revolution Value Variable Annuity

Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to John Hancock USA.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center 27 DryDock Avenue, Suite 3 Boston, MA 02210-2382 (800) 344-1029	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT T 04/12

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly known as John Hancock Variable Annuity Account JF) (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on November 13, 1995 as a separate account of John Hancock Variable Life Insurance Company (“JHVLICO”). Your Contract was issued by JHVLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as “John Hancock USA” and also referred to as “we,” “us,” “our,” or the “Company” in its role as successor to JHVLICO. Effective December 31, 2009, we entered into a merger agreement with JHVLICO and John Hancock Life Insurance Company (“JHLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly John Hancock Variable Annuity Account JF). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York.

We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account T (formerly, John Hancock Variable Annuity Account JF) at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

1

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. (“Signator”), a subsidiary of John Hancock Life Insurance Company , which is an affiliate of ours, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2011, 2010, and 2009 were $353,245,024, $369,132,052, and $421,625,749, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions
Connecticut	Same-Sex Marriage
Delaware	Civil Union
District of Columbia	Domestic Partnership, Same-Sex Marriage
Hawaii	Domestic Partnership Civil Union
Illinois	Civil Union
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships
Maryland		Recognizes spouses of same-sex marriages who were married in another jurisdiction
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership
New Hampshire	Same-Sex Marriage

2

State	Type of Jurisdiction	Related Rule
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction
Oregon	Domestic Partnership
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
Vermont	Same-Sex Marriage
Washington	Domestic Partnership
Wisconsin	Domestic Partnerships

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2)  your state’s regulations regarding civil unions and same-sex marriages.

Qualified Plan Types

Traditional IRAs

Individual Retirement Annuities

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum, death benefit or annuity payment, may be excluded from taxable income when received.

The tax law requires that annuity payments or other RMDs under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner turns age 70 1/2. When the IRA has not been annuitized, the amount that must be distributed each year is computed on the basis of the Owner’s age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

3

In addition, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. A Roth IRA may (subject to constraints explained below under “Conversion or Direct Rollover to a Roth IRA”) accept a “qualified rollover contribution” from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a Qualified Plan. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you request that we withhold income tax on the conversion or rollover, we must take a withdrawal from the contract’s value in order to honor your request. This amount withdrawn could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

SIMPLE IRA Plans

In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

Simplified Employee Pensions (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as “tax-sheltered annuities.” Purchasers of the Contracts for such purposes should seek independent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

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If a Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. In general, RMDs to the employee under a section 403(b) plan must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires.

Final regulations concerning tax-sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee’s employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Plans

Availability. We currently are not offering this Contract for use in a retirement plan intended to qualify as a section 403(b) plan (a “Section 403(b) Plan” or the “Plan”) unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Ownership. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Contract or some or all of such a Contract’s value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

Withdrawals. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

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Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59  1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Loans. Loans from Qualified Contracts intended for use under Section 403(b) Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Plans.

Collecting and Using Information. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as “H.R. 10” or “Keogh” plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any RMDs that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

RMDs to the employee under an employer’s pension and profit sharing plan qualified under section 401(a) or 403(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the

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case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which the employee reaches age 70 1/2.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. RMDs under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any RMDs that must be made.

Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an “annuity unit” to help us compute the amount of each monthly payment that is based on a Variable Investment Option. Each Variable Investment Option has its own annuity unit with its own annuity unit value.

The number of the Contract’s annuity units for each Variable Investment Option normally doesn’t change while the payee continues to receive payments, unless the payee makes a transfer from one Variable Investment Option to another. The amount of each monthly annuity payment based on a Variable Investment Option equals the number of the Contract’s annuity units in that option times the value of one such unit as of the tenth day preceding the payment’s due date.

To compute the amount of the first annuity payment that is based on any Variable Investment Option, we first determine the amount of your Contract Value that we will apply to that Variable Investment Option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under “The annuity period – choosing fixed or variable annuity payments.”

For each Variable Investment Option, we then divide:

the resulting value (minus any premium tax charge) by $1,000 and multiply the result by

the applicable annuity purchase rate set forth in the Contract and reflecting (1) the age and, possibly, sex of the payee and (2) the assumed investment rate (discussed below)

This computation determines the amount of the initial monthly variable annuity payment to the annuitant from each Variable Investment Option.

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We then determine the number of annuity units to be credited to the Contract from each of such Variable Investment Options by dividing:

the amount of the initial monthly variable annuity

payment from that Variable Annuity Option

by

the annuity unit value of that Variable

Investment Option as of 10 calendar days

prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a Contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The initial monthly annuity payment would be $262.56.

4000.000 x 12.000000 x 5.47

1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the Variable Investment Option, the deductions made against the Variable Investment Option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one annuity unit by

(1)	multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2)

multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your Contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Variable Investment Option exceeds 3 1/2% per year and will decrease only if it is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Variable Investment Option used in calculating the “net investment factor” (described below) will be equal on an annual basis to the “assumed investment rate” (described under “VIII. The Annuity Period – Variable Monthly Annuity Payments” in the Prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male’s viewpoint than would otherwise be the case.

Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one accumulation unit of a Variable Investment Option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable “net investment rate” for the period subsequent to such preceding value. See “Net Investment Rate” below.

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Net Investment Rate

For any period, the net investment rate for a Variable Investment Option equals

(1)	the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

(2)	for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the Variable Investment Option at the beginning of the period, and less

(3)	a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular Variable Investment Option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the Variable Investment Option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00) divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous Business Day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the Variable Investment Option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit’s change in value reflects only the actual investment experience of the Variable Investment Option.

Purchases and Redemptions of Portfolio Shares

The Company purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our Variable Investment Options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each Variable Investment Option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among Investment Options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHVLICO, to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our General Account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

•	requiring personal identification,

•	tape recording calls, and

•	providing written confirmation to the owner.

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If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Voting Privileges

Here’s the formula we use to determine the number of Portfolio shares as to which you may give instructions:

the total value of your accumulation units in a Variable Investment Option divided by the net asset value of 1 share of the corresponding class of the Portfolio’s shares

At a shareholders’ meeting, you may give instructions regarding:

(1)	the election of a Board of Trustees,

(2)	the ratification of the selection of independent auditors,

(3)	the approval of a Series Portfolio’s investment management agreements, and

(4)	other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any Variable Investment Option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee’s annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio’s shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

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APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account T

Audited Financial Statements

December 31, 2011

John Hancock Life Insurance Company (U.S.A.) Separate Account T

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account T

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Account”) comprised of the following sub-accounts,

500 Index Trust B Series NAV	Lifestyle Balanced Trust Series NAV
Active Bond Trust Series NAV	Mid Cap Index Trust Series NAV
Blue Chip Growth Trust Series NAV	Mid Cap Stock Trust Series NAV
Capital Appreciation Trust Series NAV	Mid Value Trust Series NAV
Equity Income Trust Series NAV	Money Market Trust B Series NAV
Financial Services Trust Series NAV	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Short-Term Government Income Trust Series NAV
(Formerly, Optimized All Cap Trust Series NAV)	Small Cap Growth Trust Series NAV
Global Bond Trust Series NAV	Small Cap Index Trust Series NAV
Health Science Trust Series NAV	Small Cap Value Trust Series NAV
High Yield Trust Series NAV	Total Bond Market Trust B Series NAV
International Equity Index Trust B Series NAV	Total Return Trust Series NAV
International Value Trust Series NAV	Total Stock Market Index Trust Series NAV

as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the M Business Opportunity, and M International Equity sub-accounts for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account T at December 31, 2011, and the results of their operations and changes in contract owners’ equity for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	500 Index Trust B Series NAV	Active Bond Trust Series NAV	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Equity Income Trust Series NAV	Financial Services Trust Series NAV
Total Assets
Investments at fair value	$17,916,972	$10,275,495	$7,096,639	$2,115,245	$11,566,255	$3,962,064

Net Assets
Contracts in accumulation	$17,887,704	$10,275,495	$7,096,639	$2,115,245	$11,550,710	$3,959,932
Contracts in payout (annuitization)	29,268	—	—	—	15,545	2,132

Total net assets	$17,916,972	$10,275,495	$7,096,639	$2,115,245	$11,566,255	$3,962,064

Units outstanding	889,666	621,747	773,287	526,825	779,600	283,826
Unit value	$20.14	$16.53	$9.18	$4.02	$14.84	$13.96

Shares	1,140,482	1,056,063	346,009	212,801	859,306	376,980
Cost	$17,288,656	$9,837,437	$6,239,032	$1,923,698	$13,237,375	$4,929,980

See accompanying notes.

2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Fundamental All Cap Core Trust Series NAV (a)	Global Bond Trust Series NAV	Health Sciences Trust Series NAV	High Yield Trust Series NAV	International Equity Index Trust B Series NAV	International Value Trust Series NAV
Total Assets
Investments at fair value	$8,248,744	$2,369,793	$1,137,178	$3,217,945	$5,413,725	$3,914,015

Net Assets
Contracts in accumulation	$8,236,966	$2,369,793	$1,137,178	$3,217,945	$5,413,725	$3,914,015
Contracts in payout (annuitization)	11,778	—	—	—	—	—

Total net assets	$8,248,744	$2,369,793	$1,137,178	$3,217,945	$5,413,725	$3,914,015

Units outstanding	1,114,028	120,197	63,549	227,422	411,955	390,057
Unit value	$7.40	$19.72	$17.89	$14.15	$13.14	$10.03

Shares	658,845	179,802	66,697	594,814	411,065	384,104
Cost	$9,155,508	$2,267,971	$968,650	$3,969,049	$7,115,436	$4,324,607

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series NAV.

See accompanying notes.

3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Balanced Trust Series NAV	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series NAV	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Real Estate Securities Trust Series NAV
Total Assets
Investments at fair value	$5,946,241	$568,164	$3,321,412	$2,903,932	$13,870,624	$2,263,764

Net Assets
Contracts in accumulation	$5,946,241	$568,164	$3,321,412	$2,903,932	$13,810,537	$2,263,764
Contracts in payout (annuitization)	—	—	—	—	60,087	—

Total net assets	$5,946,241	$568,164	$3,321,412	$2,903,932	$13,870,624	$2,263,764

Units outstanding	498,419	39,773	102,270	125,672	1,289,524	80,843
Unit value	$11.93	$14.29	$32.48	$23.11	$10.76	$28.00

Shares	520,231	33,920	257,674	277,623	13,870,624	185,706
Cost	$5,205,993	$541,434	$3,936,053	$2,908,106	$13,870,624	$2,212,737

See accompanying notes.

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Short-Term Government Income Trust Series NAV	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series NAV	Small Cap Value Trust Series NAV	Total Bond Market Trust B Series NAV	Total Return Trust Series NAV
Total Assets
Investments at fair value	$4,039,767	$4,504,349	$1,731,831	$5,025,702	$4,063,916	$3,137,812

Net Assets
Contracts in accumulation	$4,039,767	$4,504,349	$1,731,831	$5,025,702	$4,063,916	$3,137,812
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$4,039,767	$4,504,349	$1,731,831	$5,025,702	$4,063,916	$3,137,812

Units outstanding	251,261	390,372	127,764	140,256	233,471	216,092
Unit value	$16.08	$11.54	$13.55	$35.83	$17.41	$14.52

Shares	312,434	489,072	131,598	265,910	388,520	228,039
Cost	$4,032,540	$4,777,205	$1,787,478	$4,647,001	$3,879,329	$3,169,033

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$6,912,965

Net Assets
Contracts in accumulation	$6,912,965
Contracts in payout (annuitization)	—

Total net assets	$6,912,965

Units outstanding	505,946
Unit value	$13.66

Shares	596,459
Cost	$6,568,430

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust B Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$329,978	$350,819	$570,510	$864,052	$1,076	$7,340
Expenses:
Mortality and expense risk and administrative charges	(247,220)	(261,445)	(138,106)	(154,321)	(95,849)	(99,277)

Net investment income (loss)	82,758	89,374	432,404	709,731	(94,773)	(91,937)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	332,365	(82,019)	75,670	25,999	432,131	210,230

Realized gains (losses)	332,365	(82,019)	75,670	25,999	432,131	210,230

Unrealized appreciation (depreciation) during the period	(254,182)	2,597,042	2,555	732,123	(280,097)	941,337

Net increase (decrease) in contract owners’ equity from operations	160,941	2,604,397	510,629	1,467,853	57,261	1,059,630

Changes from principal transactions:
Purchase payments	36,693	22,103	4,450	8,613	19,464	12,345
Transfers between sub-accounts and the company	(381,731)	(418,438)	(120,860)	(504,547)	58,960	(135,934)
Withdrawals	(2,913,818)	(3,501,288)	(1,545,781)	(2,794,663)	(1,139,906)	(1,326,445)
Annual contract fee	(57,442)	(64,768)	(26,815)	(30,480)	(25,706)	(28,154)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,316,298)	(3,962,391)	(1,689,006)	(3,321,077)	(1,087,188)	(1,478,188)

Total increase (decrease) in contract owners’ equity	(3,155,357)	(1,357,994)	(1,178,377)	(1,853,224)	(1,029,927)	(418,558)
Contract owners’ equity at beginning of period	21,072,329	22,430,323	11,453,872	13,307,096	8,126,566	8,545,124

Contract owners’ equity at end of period	$17,916,972	$21,072,329	$10,275,495	$11,453,872	$7,096,639	$8,126,566

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,051,500	1,269,405	726,187	944,336	914,251	1,108,313
Units issued	18,896	22,777	15,661	22,280	41,302	33,799
Units redeemed	180,730	240,682	120,101	240,429	182,266	227,861

Units, end of period	889,666	1,051,500	621,747	726,187	773,287	914,251

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Equity Income Trust Series NAV		Financial Services Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,621	$4,431	$224,499	$250,897	$75,293	$17,917
Expenses:
Mortality and expense risk and administrative charges	(30,773)	(32,658)	(157,113)	(168,341)	(57,325)	(63,566)

Net investment income (loss)	(28,152)	(28,227)	67,386	82,556	17,968	(45,649)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	77,760	(3,071)	(302,599)	(832,044)	(144,967)	(270,466)

Realized gains (losses)	77,760	(3,071)	(302,599)	(832,044)	(144,967)	(270,466)

Unrealized appreciation (depreciation) during the period	(69,144)	261,831	4,343	2,479,280	(354,214)	832,688

Net increase (decrease) in contract owners’ equity from operations	(19,536)	230,533	(230,870)	1,729,792	(481,213)	516,573

Changes from principal transactions:
Purchase payments	2,001	2,588	21,466	26,449	690	7,461
Transfers between sub-accounts and the company	45,633	(87,214)	(184,297)	(94,425)	(104,095)	(121,425)
Withdrawals	(388,123)	(599,250)	(1,536,216)	(2,620,561)	(525,714)	(689,771)
Annual contract fee	(7,286)	(7,628)	(42,388)	(47,409)	(8,906)	(10,841)

Net increase (decrease) in contract owners’ equity from principal transactions	(347,775)	(691,504)	(1,741,435)	(2,735,946)	(638,025)	(814,576)

Total increase (decrease) in contract owners’ equity	(367,311)	(460,971)	(1,972,305)	(1,006,154)	(1,119,238)	(298,003)
Contract owners’ equity at beginning of period	2,482,556	2,943,527	13,538,560	14,544,714	5,081,302	5,379,305

Contract owners’ equity at end of period	$2,115,245	$2,482,556	$11,566,255	$13,538,560	$3,962,064	$5,081,302

	2011	2010	2011	2010	2011	2010
Units, beginning of period	609,422	796,945	894,421	1,093,577	325,712	382,138
Units issued	34,456	63,141	16,857	38,254	7,841	14,059
Units redeemed	117,053	250,664	131,678	237,410	49,727	70,485

Units, end of period	526,825	609,422	779,600	894,421	283,826	325,712

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV (a)		Global Bond Series Trust NAV		Health Sciences Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$97,642	$115,637	$153,919	$87,591	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(117,789)	(128,618)	(30,330)	(31,189)	(14,989)	(14,972)

Net investment income (loss)	(20,147)	(12,981)	123,589	56,402	(14,989)	(14,972)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	13,223	—
Net realized gain (loss)	(218,157)	(666,852)	(76,747)	(142,017)	35,841	(17,795)

Realized gains (losses)	(218,157)	(666,852)	(76,747)	(142,017)	49,064	(17,795)

Unrealized appreciation (depreciation) during the period	(21,772)	2,357,558	131,744	299,333	79,170	190,095

Net increase (decrease) in contract owners’ equity from operations	(260,076)	1,677,725	178,586	213,718	113,245	157,328

Changes from principal transactions:
Purchase payments	4,668	6,492	2,400	4,483	663	580
Transfers between sub-accounts and the company	(335,742)	(143,182)	(13,479)	253,012	15,829	(32,458)
Withdrawals	(1,393,468)	(2,193,162)	(241,910)	(553,881)	(178,776)	(269,131)
Annual contract fee	(21,788)	(23,974)	(7,546)	(7,858)	(3,730)	(3,951)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,746,330)	(2,353,826)	(260,535)	(304,244)	(166,014)	(304,960)

Total increase (decrease) in contract owners’ equity	(2,006,406)	(676,101)	(81,949)	(90,526)	(52,769)	(147,632)
Contract owners’ equity at beginning of period	10,255,150	10,931,251	2,451,742	2,542,268	1,189,947	1,337,579

Contract owners’ equity at end of period	$8,248,744	$10,255,150	$2,369,793	$2,451,742	$1,137,178	$1,189,947

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,340,030	1,686,260	133,965	151,459	72,671	93,428
Units issued	21,335	14,748	9,006	23,588	5,186	6,726
Units redeemed	247,337	360,978	22,774	41,082	14,308	27,483

Units, end of period	1,114,028	1,340,030	120,197	133,965	63,549	72,671

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series NAV.

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Trust B Series NAV		International Value Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$296,672	$1,402,230	$216,515	$175,512	$113,437	$96,435
Expenses:
Mortality and expense risk and administrative charges	(44,425)	(49,066)	(82,495)	(91,178)	(58,402)	(39,709)

Net investment income (loss)	252,247	1,353,164	134,020	84,334	55,035	56,726

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(453,677)	(197,159)	(157,646)	(34,891)	19,574	(26,890)

Realized gains (losses)	(453,677)	(197,159)	(157,646)	(34,891)	19,574	(26,890)

Unrealized appreciation (depreciation) during the period	206,095	(704,184)	(965,078)	601,195	(718,947)	308,356

Net increase (decrease) in contract owners’ equity from operations	4,665	451,821	(988,704)	650,638	(644,338)	338,192

Changes from principal transactions:
Purchase payments	1,190	1,830	10,960	6,197	8,876	3,493
Transfers between sub-accounts and the company	5,135	260,724	(206,270)	(263,786)	(44,840)	5,105,608
Withdrawals	(504,906)	(1,102,905)	(707,502)	(1,188,180)	(337,521)	(491,304)
Annual contract fee	(12,406)	(13,623)	(20,746)	(24,269)	(14,035)	(10,116)

Net increase (decrease) in contract owners’ equity from principal transactions	(510,987)	(853,974)	(923,558)	(1,470,038)	(387,520)	4,607,681

Total increase (decrease) in contract owners’ equity	(506,322)	(402,153)	(1,912,262)	(819,400)	(1,031,858)	4,945,873
Contract owners’ equity at beginning of period	3,724,267	4,126,420	7,325,987	8,145,387	4,945,873	—

Contract owners’ equity at end of period	$3,217,945	$3,724,267	$5,413,725	$7,325,987	$3,914,015	$4,945,873

	2011	2010	2011	2010	2011	2010
Units, beginning of period	262,881	327,180	473,503	579,384	424,490	—
Units issued	8,881	25,681	15,507	25,651	11,907	499,420
Units redeemed	44,340	89,980	77,055	131,532	46,340	74,930

Units, end of period	227,422	262,881	411,955	473,503	390,057	424,490

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust Series NAV		M Business Opportunity		M International Equity
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$205,856	$185,760	$9	$16	$—	$1,588
Expenses:
Mortality and expense risk and administrative charges	(78,637)	(82,635)	(17)	(20)	(185)	(633)

Net investment income (loss)	127,219	103,125	(8)	(4)	(185)	955

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	369,305	276,122	64	(1)	(27,011)	(11,796)

Realized gains (losses)	369,305	276,122	64	(1)	(27,011)	(11,796)

Unrealized appreciation (depreciation) during the period	(509,693)	296,417	(52)	52	29,401	12,686

Net increase (decrease) in contract owners’ equity from operations	(13,169)	675,664	4	47	2,205	1,845

Changes from principal transactions:
Purchase payments	3,600	30,840	—	—	—	—
Transfers between sub-accounts and the company	390,484	985,003	5	2,308	98	(13,591)
Withdrawals	(1,378,642)	(1,215,198)	(2,356)	(8)	(52,293)	561
Annual contract fee	(15,228)	(16,312)	—	—	(86)	(238)

Net increase (decrease) in contract owners’ equity from principal transactions	(999,786)	(215,667)	(2,351)	2,300	(52,281)	(13,268)

Total increase (decrease) in contract owners’ equity	(1,012,955)	459,997	(2,347)	2,347	(50,076)	(11,423)
Contract owners’ equity at beginning of period	6,959,196	6,499,199	2,347	—	50,076	61,499

Contract owners’ equity at end of period	$5,946,241	$6,959,196	$—	$2,347	$—	$50,076

	2011	2010	2011	2010	2011	2010
Units, beginning of period	580,001	597,983	182	—	3,179	4,033
Units issued	38,158	105,516	—	182	—	—
Units redeemed	119,740	123,498	182	—	3,179	854

Units, end of period	498,419	580,001	—	182	—	3,179

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series NAV		Mid Value Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$4,355	$5,546	$—	$3	$24,321	$72,058
Expenses:
Mortality and expense risk and administrative charges	(7,541)	(6,013)	(50,174)	(49,299)	(41,123)	(44,052)

Net investment income (loss)	(3,186)	(467)	(50,174)	(49,296)	(16,802)	28,006

Realized gains (losses) on investments:
Capital gain distributions received	14,638	—	—	—	—	12,639
Net realized gain (loss)	(6,430)	(40,457)	(49,837)	(217,672)	(71,437)	(171,884)

Realized gains (losses)	8,208	(40,457)	(49,837)	(217,672)	(71,437)	(159,245)

Unrealized appreciation (depreciation) during the period	(29,728)	144,954	(271,687)	1,037,043	(98,115)	613,910

Net increase (decrease) in contract owners’ equity from operations	(24,706)	104,030	(371,698)	770,075	(186,354)	482,671

Changes from principal transactions:
Purchase payments	—	1	1,300	1,969	720	1,318
Transfers between sub-accounts and the company	90,818	132,502	(42,160)	(117,473)	(123,271)	(104,924)
Withdrawals	(60,696)	(148,778)	(441,018)	(515,722)	(380,841)	(629,378)
Annual contract fee	(2,092)	(1,738)	(14,958)	(15,239)	(11,207)	(12,446)

Net increase (decrease) in contract owners’ equity from principal transactions	28,030	(18,013)	(496,836)	(646,465)	(514,599)	(745,430)

Total increase (decrease) in contract owners’ equity	3,324	86,017	(868,534)	123,610	(700,953)	(262,759)
Contract owners’ equity at beginning of period	564,840	478,823	4,189,946	4,066,336	3,604,885	3,867,644

Contract owners’ equity at end of period	$568,164	$564,840	$3,321,412	$4,189,946	$2,903,932	$3,604,885

	2011	2010	2011	2010	2011	2010
Units, beginning of period	38,211	40,326	115,735	136,519	146,659	180,612
Units issued	8,731	17,249	2,318	4,751	3,377	7,182
Units redeemed	7,169	19,364	15,783	25,535	24,364	41,135

Units, end of period	39,773	38,211	102,270	115,735	125,672	146,659

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Real Estate Securities Trust Series NAV		Short-Term Government Income Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$8,928	$34,854	$42,202	$99,113	$72,627
Expenses:
Mortality and expense risk and administrative charges	(183,236)	(216,867)	(28,797)	(28,867)	(53,156)	(42,311)

Net investment income (loss)	(183,236)	(207,939)	6,057	13,335	45,957	30,316

Realized gains (losses) on investments:
Capital gain distributions received	12,083	—	—	—	10,024	1,208
Net realized gain (loss)	—	—	(82,054)	(768,675)	10,470	16,441

Realized gains (losses)	12,083	—	(82,054)	(768,675)	20,494	17,649

Unrealized appreciation (depreciation) during the period	—	—	255,660	1,322,653	(1,805)	9,032

Net increase (decrease) in contract owners’ equity from operations	(171,153)	(207,939)	179,663	567,313	64,646	56,997

Changes from principal transactions:
Purchase payments	17,766	10,421	2,450	12,004	2,500	—
Transfers between sub-accounts and the company	6,268,003	3,781,711	(14,481)	(228,443)	(186,935)	5,766,345
Withdrawals	(8,372,309)	(6,704,023)	(194,099)	(461,635)	(518,831)	(1,122,298)
Annual contract fee	(40,682)	(48,864)	(7,851)	(8,262)	(12,361)	(10,296)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,127,222)	(2,960,755)	(213,981)	(686,336)	(715,627)	4,633,751

Total increase (decrease) in contract owners’ equity	(2,298,375)	(3,168,694)	(34,318)	(119,023)	(650,981)	4,690,748
Contract owners’ equity at beginning of period	16,168,999	19,337,693	2,298,082	2,417,105	4,690,748	—

Contract owners’ equity at end of period	$13,870,624	$16,168,999	$2,263,764	$2,298,082	$4,039,767	$4,690,748

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,480,967	1,756,004	88,819	119,229	296,217	—
Units issued	229,300	387,188	1,769	4,267	8,071	369,236
Units redeemed	420,743	662,225	9,745	34,677	53,027	73,019

Units, end of period	1,289,524	1,480,967	80,843	88,819	251,261	296,217

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series NAV		Small Cap Value Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$22,406	$10,531	$45,384	$23,551
Expenses:
Mortality and expense risk and administrative charges	(68,540)	(66,925)	(24,123)	(23,721)	(68,220)	(73,403)

Net investment income (loss)	(68,540)	(66,925)	(1,717)	(13,190)	(22,836)	(49,852)

Realized gains (losses) on investments:
Capital gain distributions received	127,617	—	8,118	—	—	—
Net realized gain (loss)	140,696	93,962	(35,132)	(36,313)	43,733	(250,661)

Realized gains (losses)	268,313	93,962	(27,014)	(36,313)	43,733	(250,661)

Unrealized appreciation (depreciation) during the period	(581,299)	1,004,526	(79,136)	473,165	(31,717)	1,616,026

Net increase (decrease) in contract owners’ equity from operations	(381,526)	1,031,563	(107,867)	423,662	(10,820)	1,315,513

Changes from principal transactions:
Purchase payments	1,300	7,618	702	729	10,590	9,622
Transfers between sub-accounts and the company	(183,582)	(379,684)	(12,330)	134,527	(140,238)	(102,713)
Withdrawals	(549,595)	(629,041)	(218,348)	(332,725)	(862,392)	(1,340,144)
Annual contract fee	(12,592)	(13,474)	(6,011)	(6,367)	(15,854)	(17,569)

Net increase (decrease) in contract owners’ equity from principal transactions	(744,469)	(1,014,581)	(235,987)	(203,836)	(1,007,894)	(1,450,804)

Total increase (decrease) in contract owners’ equity	(1,125,995)	16,982	(343,854)	219,826	(1,018,714)	(135,291)
Contract owners’ equity at beginning of period	5,630,344	5,613,362	2,075,685	1,855,859	6,044,416	6,179,707

Contract owners’ equity at end of period	$4,504,349	$5,630,344	$1,731,831	$2,075,685	$5,025,702	$6,044,416

	2011	2010	2011	2010	2011	2010
Units, beginning of period	448,952	540,205	144,609	161,434	168,504	214,632
Units issued	12,513	27,443	6,872	25,047	4,477	8,430
Units redeemed	71,093	118,696	23,717	41,872	32,725	54,558

Units, end of period	390,372	448,952	127,764	144,609	140,256	168,504

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust B Series NAV		Total Return Trust Series NAV		Total Stock Market Index Trust Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$174,088	$195,843	$138,453	$80,760	$93,410	$109,205
Expenses:
Mortality and expense risk and administrative charges	(51,424)	(61,075)	(39,110)	(43,677)	(94,968)	(103,039)

Net investment income (loss)	122,664	134,768	99,343	37,083	(1,558)	6,166

Realized gains (losses) on investments:
Capital gain distributions received	—	—	121,581	57,565	—	—
Net realized gain (loss)	38,500	44,918	33,623	71,423	192,012	17,913

Realized gains (losses)	38,500	44,918	155,204	128,988	192,012	17,913

Unrealized appreciation (depreciation) during the period	87,289	76,244	(172,105)	54,645	(248,638)	1,182,729

Net increase (decrease) in contract owners’ equity from operations	248,453	255,930	82,442	220,716	(58,184)	1,206,808

Changes from principal transactions:
Purchase payments	3,033	5,658	—	3,000	13,208	14,106
Transfers between sub-accounts and the company	114,003	45,323	164,681	378,096	(262,133)	(49,905)
Withdrawals	(541,217)	(1,493,713)	(317,883)	(1,107,131)	(1,141,367)	(1,926,483)
Annual contract fee	(13,273)	(15,457)	(9,081)	(11,191)	(22,303)	(25,707)

Net increase (decrease) in contract owners’ equity from principal transactions	(437,454)	(1,458,189)	(162,283)	(737,226)	(1,412,595)	(1,987,989)

Total increase (decrease) in contract owners’ equity	(189,001)	(1,202,259)	(79,841)	(516,510)	(1,470,779)	(781,181)
Contract owners’ equity at beginning of period	4,252,917	5,455,176	3,217,653	3,734,163	8,383,744	9,164,925

Contract owners’ equity at end of period	$4,063,916	$4,252,917	$3,137,812	$3,217,653	$6,912,965	$8,383,744

	2011	2010	2011	2010	2011	2010
Units, beginning of period	259,631	350,253	227,538	280,766	607,935	769,570
Units issued	15,512	9,346	26,691	60,771	7,658	12,466
Units redeemed	41,672	99,968	38,137	113,999	109,647	174,101

Units, end of period	233,471	259,631	216,092	227,538	505,946	607,935

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account T (the “Account”) is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-five sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”) and two sub-accounts which are exclusively invested in a corresponding portfolio of the M Funds (the “Outside Trust”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for different types of products. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets. At December 31, 2011, the sub-accounts issued only Series NAV units and were only invested in Series NAV shares of the Trust Portfolio.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

There were no sub-accounts opened in 2011. Sub-accounts closed in 2011 are as follows:

Sub-accounts Closed	2011
M Business Opportunity	7/31/2011
M International Equity	12/31/2011

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Optimized All Cap Trust Series NAV	Fundamental All Cap Core Trust Series NAV	10/31/2011

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Outside Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 1.00% and 1.25% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2011.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions. The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a portfolio of the Trust and the Outside Trust were valued at the reported net asset value of the Portfolio and categorized at Level 1 as of December 31, 2011.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

5.	Fair Value Measurements — (continued):

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$135,524,549
Level 2	—
Level 3	—

$135,524,549

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust and the Outside Trust during 2011 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series NAV	$682,169	$3,915,709
Active Bond Trust Series NAV	833,918	2,090,520
Blue Chip Growth Trust Series NAV	540,622	1,722,584
Capital Appreciation Trust Series NAV	146,219	522,146
Equity Income Trust Series NAV	467,559	2,141,606
Financial Services Trust Series NAV	194,197	814,254
Fundamental All Cap Core Trust Series NAV (a)	258,403	2,024,881
Global Bond Trust Series NAV	326,058	463,004
Health Sciences Trust Series NAV	104,495	272,276
High Yield Trust Series NAV	426,378	685,119
International Equity Index Trust B Series NAV	434,150	1,223,689
International Value Trust Series NAV	249,409	581,894
Lifestyle Balanced Trust Series NAV	661,086	1,533,652
M Business Opportunity	9	2,368
M International Equity	—	52,462
Mid Cap Index Trust Series NAV	149,834	110,352
Mid Cap Stock Trust Series NAV	85,625	632,634
Mid Value Trust Series NAV	108,917	640,318
Money Market Trust B Series NAV	2,469,621	4,767,995
Real Estate Securities Trust Series NAV	82,596	290,522
Short-Term Government Income Trust NAV	236,225	895,871
Small Cap Growth Trust Series NAV	296,084	981,476
Small Cap Index Trust Series NAV	124,499	354,085
Small Cap Value Trust Series NAV	203,587	1,234,319
Total Bond Market Trust B Series NAV	435,536	750,327
Total Return Trust Series NAV	642,710	584,068
Total Stock Market Index Trust Series NAV	196,835	1,610,987

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series NAV.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

500 Index Trust B Series NAV	2011	890	$20.25 to $11.11	$17,917	1.25% to 1.00%	1.67%	0.85% to 0.60%
	2010	1,052	20.13 to 11.02	21,073	1.25 to 1.00	1.68	13.71 to 13.44
	2009	1,269	17.75 to 9.69	22,430	1.25 to 1.00	2.18	25.08 to 24.79
	2008	1,496	14.22 to 7.75	21,195	1.25 to 1.00	1.98	(37.81) to (37.97)
	2007	1,922	22.93 to 12.46	43,832	1.25 to 1.00	2.92	4.20 to 3.96

Active Bond Trust Series NAV	2011	622	21.52 to 16.51	10,275	1.25 to 1.00	5.16	4.91 to 4.65
	2010	726	20.52 to 15.78	11,454	1.25 to 1.00	6.98	12.78 to 12.49
	2009	944	18.19 to 14.02	13,307	1.25 to 1.00	7.02	23.62 to 23.31
	2008	1,185	14.71 to 11.37	13,502	1.25 to 1.00	5.09	(11.36) to (11.59)
	2007	1,563	16.60 to 12.86	20,179	1.25 to 1.00	8.66	3.01 to 2.75

Blue Chip Growth Trust Series NAV	2011	773	39.95 to 11.83	7,097	1.25 to 1.00	0.01	0.44 to 0.19
	2010	914	39.77 to 11.81	8,126	1.25 to 1.00	0.09	15.10 to 14.81
	2009	1,108	34.56 to 10.28	8,545	1.25 to 1.00	0.19	41.55 to 41.21
	2008	1,273	24.41 to 7.28	6,935	1.25 to 1.00	0.36	(43.09) to (43.23)
	2007	1,678	42.90 to 12.83	16,035	1.25 to 1.00	0.82	11.70 to 11.42

Capital Appreciation Trust Series NAV	2011	527	12.89 to 11.01	2,115	1.25 to 1.00	0.11	(0.88) to (1.13)
	2010	609	13.01 to 11.14	2,483	1.25 to 1.00	0.17	10.78 to 10.49
	2009	797	11.74 to 10.08	2,944	1.25 to 1.00	0.31	40.96 to 40.63
	2008	918	8.33 to 7.17	2,418	1.25 to 1.00	0.47	(37.86) to (38.01)
	2007	1,168	13.41 to 11.57	4,958	1.25 to 1.00	0.39	10.59 to 10.32

Equity Income Trust Series NAV	2011	780	23.86 to 14.83	11,566	1.25 to 1.00	1.79	(1.75) to (1.99)
	2010	894	24.29 to 15.13	13,539	1.25 to 1.00	1.86	14.08 to 13.8
	2009	1,094	21.29 to 13.29	14,545	1.25 to 1.00	2.13	24.5 to 24.19
	2008	1,369	17.10 to 10.70	14,663	1.25 to 1.00	2.32	(36.57) to (36.73)
	2007	1,748	26.96 to 16.92	29,583	1.25 to 1.00	2.89	2.36 to 2.12

Financial Services Trust Series NAV	2011	284	14.48 to 13.96	3,962	1.25 to 1.00	1.64	(10.29) to (10.52)
	2010	326	16.14 to 15.60	5,081	1.25 to 1.00	0.35	11.1 to 10.83
	2009	382	14.53 to 14.08	5,379	1.25 to 1.00	0.73	40.13 to 39.77
	2008	467	10.36 to 10.07	4,703	1.25 to 1.00	0.84	(45.18) to (45.32)
	2007	615	18.92 to 18.42	11,330	1.25 to 1.00	1.30	(7.66) to (7.89)

Fundamental All Cap Core Trust Series NAV (a)	2011	1,114	13.38 to 7.41	8,249	1.25 to 1.00	1.04	(3.00) to (3.24)
	2010	1,340	13.80 to 7.65	10,255	1.25 to 1.00	1.12	18.36 to 18.07
	2009	1,686	11.66 to 6.48	10,931	1.25 to 1.00	1.42	27.07 to 26.77
	2008	2,044	9.17 to 5.11	10,455	1.25 to 1.00	0.84	(40.13) to (40.23)

Global Bond Trust Series NAV	2011	120	25.41 to 19.71	2,370	1.25 to 1.00	6.34	7.99 to 7.73
	2010	134	23.53 to 18.30	2,452	1.25 to 1.00	3.51	9.31 to 9.03
	2009	151	21.53 to 16.78	2,542	1.25 to 1.00	12.11	14.26 to 13.99
	2008	189	18.84 to 14.72	2,781	1.25 to 1.00	0.62	(5.37) to (5.60)
	2007	230	19.91 to 15.60	3,595	1.25 to 1.00	8.13	8.52 to 8.26

Health Sciences Trust Series NAV	2011	64	17.90 to 16.57	1,137	1.25	0.00	9.29 to 9.28
	2010	73	16.38 to 15.16	1,190	1.25	0.00	14.38
	2009	93	14.32 to 13.26	1,338	1.25	0.00	30.21
	2008	126	11.00 to 10.18	1,391	1.25	0.00	(30.74)
	2007	160	15.88 to 14.70	2,541	1.25	0.00	16.28 to 16.27

High Yield Trust Series NAV	2011	227	14.62 to 14.15	3,218	1.25 to 1.00	8.35	0.13 to (0.12)
	2010	263	14.60 to 14.17	3,724	1.25 to 1.00	35.75	12.61 to 12.34
	2009	327	12.97 to 12.61	4,126	1.25 to 1.00	11.63	52.98 to 52.60
	2008	349	8.48 to 8.26	2,885	1.25 to 1.00	8.07	(30.18) to (30.36)
	2007	498	12.14 to 11.87	5,913	1.25 to 1.00	12.38	0.65 to 0.39

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series NAV.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

International Equity Index Trust B Series NAV	2011	412	$13.58 to $13.14	$5,414	1.25% to 1.00%	3.29%	(14.84)% to (15.05)%
	2010	474	15.95 to 15.47	7,326	1.25 to 1.00	2.41	10.33 to 10.05
	2009	579	14.45 to 14.06	8,145	1.25 to 1.00	3.77	37.43 to 37.08
	2008	668	10.52 to 10.26	6,853	1.25 to 1.00	2.43	(44.94) to (45.07)
	2007	899	19.10 to 18.67	16,785	1.25 to 1.00	5.00	14.67 to 14.38

International Value Trust Series NAV	2011	390	10.76 to 10.36	3,914	1.25 to 1.00	2.43	(13.66) to (13.88)
	2010	424	12.50 to 12.00	4,946	1.25 to 1.00	2.03	8.05 to 7.86

Lifestyle Balanced Trust Series NAV	2011	498	13.50 to 13.07	5,946	1.25 to 1.00	3.28	(0.33) to (0.58)
	2010	580	13.55 to 13.14	6,959	1.25 to 1.00	2.81	10.67 to 10.39
	2009	598	12.24 to 11.91	6,499	1.25 to 1.00	4.32	29.60 to 29.28
	2008	736	9.45 to 9.21	6,192	1.25 to 1.00	4.41	(1.01) to (1.03)

M Business Opportunity	2011	0	12.36 to 12.24	0	1.25 to 1.15	0.64	(5.21) to (5.30)
	2010	0	13.04 to 12.92	2	1.25 to 1.15	0.97	8.03 to 7.92

M International Equity	2011	0	13.61 to 13.45	0	1.25 to 1.15	0.00	(14.55) to (14.63)
	2010	3	15.93 to 15.75	50	1.25 to 1.15	3.15	3.42 to 3.31
	2009	4	15.40 to 15.25	61	1.25 to 1.15	2.12	23.85 to 23.72
	2008	8	12.43 to 12.32	96	1.25 to 1.15	3.42	(40.53) to (40.59)
	2007	8	20.91 to 20.75	165	1.25 to 1.15	4.61	6.78 to 6.67

Mid Cap Index Trust Series NAV	2011	40	14.29	568	1.25	0.72	(3.36)
	2010	38	14.78	565	1.25	1.15	24.49
	2009	40	11.87	479	1.25	1.04	35.04
	2008	49	8.79	433	1.25	1.00	(37.15)
	2007	62	13.99	862	1.25	1.34	6.22

Mid Cap Stock Trust Series NAV	2011	102	32.48 to 12.52	3,321	1.25	0.00	(10.29)
	2010	116	36.2 to 13.96	4,190	1.25	0.00	21.54
	2009	137	29.79 to 11.49	4,066	1.25	0.00	29.84
	2008	176	22.94 to 8.85	4,038	1.25	0.00	(44.45)
	2007	230	41.30 to 15.93	9,480	1.25	0.01	22.06

Mid Value Trust Series NAV	2011	126	23.13 to 22.44	2,904	1.25 to 1.00	0.74	(5.75) to (5.98)
	2010	147	24.6 to 23.81	3,606	1.25 to 1.00	2.05	15.01 to 14.72
	2009	181	21.45 to 20.70	3,868	1.25 to 1.00	0.69	44.82 to 44.46
	2008	231	14.85 to 14.30	3,425	1.25 to 1.00	1.16	(35.33) to (35.49)
	2007	310	23.01 to 22.10	7,133	1.25 to 1.00	2.08	(0.49) to (0.73)

Money Market Trust B Series NAV	2011	1,290	13.17 to 10.74	13,871	1.25 to 1.00	0.00	(0.97) to (1.21)
	2010	1,481	13.30 to 10.87	16,169	1.25 to 1.00	0.05	(0.95) to (1.21)
	2009	1,756	13.42 to 11.01	19,338	1.25 to 1.00	0.01	(0.51) to (0.77)
	2008	2,389	13.49 to 11.09	26,576	1.25 to 1.00	2.09	1.10 to 0.85
	2007	2,258	13.35 to 11.00	24,924	1.25 to 1.00	4.72	3.79 to 3.55

Real Estate Securities Trust Series NAV	2011	81	70.20 to 27.97	2,264	1.25 to 1.00	1.51	8.49 to 8.21
	2010	89	64.71 to 25.85	2,298	1.25 to 1.00	1.83	27.92 to 27.59
	2009	119	50.59 to 20.26	2,417	1.25 to 1.00	3.33	28.96 to 28.64
	2008	175	39.23 to 15.75	2,763	1.25 to 1.00	3.22	(40.00) to (40.15)
	2007	227	65.38 to 26.31	5,963	1.25 to 1.00	2.68	(16.40) to (16.61)

Short-Term Government Income Trust Series NAV	2011	251	16.09 to 13.53	4,040	1.25 to 1.00	2.33	1.79 to 1.55
	2010	296	15.85 to 13.29	4,691	1.25 to 1.00	1.44	1.22 to 1.08

Small Cap Growth Trust Series NAV	2011	390	12.95 to 12.23	4,504	1.25 to 1.00	0.00	(7.72) to (7.95)
	2010	449	14.07 to 13.26	5,630	1.25 to 1.00	0.00	20.94 to 20.63
	2009	540	11.67 to 10.96	5,613	1.25 to 1.00	0.00	33.13 to 32.80
	2008	603	8.79 to 8.24	4,717	1.25 to 1.00	0.00	(40.14) to (40.30)
	2007	788	14.71 to 13.76	10,330	1.25 to 1.00	0.00	12.86 to 12.57

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***

Small Cap Index Trust Series NAV	2011	128	$13.55	$1,732	1.25%	1.16%	-5.57%
	2010	145	14.35	2,075	1.25	0.55	24.86
	2009	161	11.49	1,856	1.25	0.82	25.13
	2008	214	9.19	1,967	1.25	1.28	(34.53)

	2007	266	14.03	3,728	1.25	1.72	(3.28)

Small Cap Value Trust Series NAV	2011	140	36.27 to 35.83	5,026	1.25 to 1.15	0.83	(0.01) to (0.11)
	2010	169	36.28 to 35.87	6,044	1.25 to 1.15	0.40	24.71 to 24.59
	2009	215	29.09 to 28.79	6,180	1.25 to 1.15	0.67	27.31 to 27.19
	2008	272	22.85 to 22.64	6,160	1.25 to 1.15	1.23	(26.92) to (26.99)
	2007	367	31.27 to 31.01	11,387	1.25 to 1.15	0.96	(4.02) to (4.12)

Total Bond Market Trust B Series NAV	2011	233	17.99 to 17.42	4,064	1.25 to 1.00	4.23	6.52 to 6.26
	2010	260	16.89 to 16.39	4,253	1.25 to 1.00	4.01	5.44 to 5.18
	2009	350	16.02 to 15.59	5,455	1.25 to 1.00	4.67	5.23 to 4.97
	2008	449	15.22 to 14.84	6,664	1.25 to 1.00	4.85	4.74 to 4.48
	2007	568	14.53 to 14.21	8,066	1.25 to 1.00	9.81	6.07 to 5.79

Total Return Trust Series NAV	2011	216	14.52 to 13.58	3,138	1.25	4.43	2.68 to 2.67
	2010	228	14.14 to 13.23	3,218	1.25	2.31	6.33 to 6.32
	2009	281	13.30 to 12.44	3,734	1.25	3.94	12.29
	2008	328	11.84 to 11.08	3,885	1.25	5.06	1.49 to 1.48
	2007	288	11.67 to 10.92	3,358	1.25	7.68	7.27 to 7.26

Total Stock Market Index Trust Series NAV	2011	506	13.67	6,913	1.25	1.23	(0.92)
	2010	608	13.79	8,384	1.25	1.33	15.80
	2009	770	11.91	9,165	1.25	1.57	27.34
	2008	972	9.35	9,091	1.25	1.50	(37.93)
	2007	1,329	15.07	20,029	1.25	2.26	3.89

*	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
**	These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2011

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

24

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

January 1, 2010	John Hancock Variable Annuity Account JF	John Hancock Life Insurance Company (U.S.A.) Separate Account T

*     *     *     *     *

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS.

(A)	FINANCIAL STATEMENTS.

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account T. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(B) EXHIBITS:

1.	(a	)	John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(b)	John Hancock Life Insurance Company (U.S.A.) Board Resolution(s) accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account T - incorporated by reference to Exhibit (24)(B)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

2.		Not Applicable.

3.	(a)	Distribution and Servicing Agreement dated February 17, 2009 - incorporated by reference to Exhibit (24)(b)(3)(ii) to Post-Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement - incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.

4.	(a)	Form of group deferred combination fixed and variable annuity contract and certificate, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 033-64947, filed on July 16, 1996.

	(b)	Form of nursing home waiver of CDSL rider, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(c)	Form of one year stepped-up death benefit rider, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(d)	Form of accidental death benefit rider, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

	(e)	Form of Endorsement dated December 31, 2009 applicable to contracts, policies and certificates as a result of the merger of John Hancock Variable Life Insurance into John Hancock Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (24)(B)(4)(e) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

5.		Form of contract application, incorporated by reference to this Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

6.	(a)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(b)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(c)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(d)	By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(e)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

(f)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A) (formerly, The Manufacturers Life Insurance Company (U.S.A) dated June 7, 2000—Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(g)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A) (formerly, The Manufacturers Life Insurance Company (U.S.A) dated March 12, 1999—Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

	(h)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(i)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

7.		Not Applicable.

8.		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York - incorporated by reference to Exhibit (24)(B)(8)(a) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

	(b)	(1)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post- Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009.

		(2)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009.

	(c)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

		(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

9.	(a)	Opinion and Consent of Counsel, incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 033-64947, filed on July 16, 1996.

	(b)	Opinion and Consent of Counsel- incorporated by reference to Exhibit 24(B)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

10.	(a)	Representation of counsel (included as part of its opinion filed as Exhibit 9(b) and incorporated herein by reference).

	(b)	(i)	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP of Boston, Massachusetts - [FILED HEREWITH].

		(ii)	Consent of Independent Registered Public Accounting Firm for Manulife Financial Corporation - Ernst & Young LLP of Toronto, Ontario, Canada - incorporated by reference to Exhibit 24(B)(10)(ii) to this Registration Statement filed on Form N-4, File No. 333-164140, filed on April 30, 2010.

	(c)	Powers of Attorney for: James R. Boyle; Thomas Borshoff; Ruth Ann Fleming; James D. Gallagher; Scott S. Hartz; Rex Schlaybaugh, Jr. and John G. Vrysen - incorporated by reference to Exhibit 24(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164140, filed on January 4, 2010.

(d)	Powers of Attorney for Paul M. Connolly and Steven Finch, incorporated by reference to Exhibit 24(B)(10)(d) to this Registration Statement filed on Form N-4, File No. 333-164140, filed on May 2, 2011.

(e)	Power of Attorney for Marianne Harrison. [FILED HEREWITH]

11.	Not Applicable.

12.	Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
James R. Boyle***	Chairman and President
Jonathan Chiel*	Executive Vice President and General Counsel
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director and Executive Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer—U.S. Investments
Marianne Harrison†	Director and Executive Vice President
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Marc Costantini*	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Michael Doughty††††	Executive Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
David Longfritz*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
Lynne Patterson*	Senior Vice President
Craig R. Raymond*	Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Tony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
John E. Brabazon***	Vice President and Chief Financial Officer, Investments
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Terri Judge†	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer—Retail Funds/Separate Accounts
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer—Investments
Peter J. Mongeau†	Vice President
Steven Moore**	Vice President
Scott Morin*	Vice President
Curtis Morrison***	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
James O’Brien†	Vice President
Frank O’Neill*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Randy Zipse***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2011 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 27. NUMBER OF CONTRACT OWNERS

Outstanding, as of March 31, 2012, were 140 qualified contracts and 299 non-qualified contracts for Declaration Variable Annuity and 35 qualified contracts and 43 nonqualified contracts for Patriot Variable Annuity of the series offered.

ITEM 28. INDEMNIFICATION

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steven Finch***, Lynne Patterson*, Alan Seghezzi***, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)	None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02110.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of April 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT T
(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ James R. Boyle
James R. Boyle
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ James R. Boyle
James R. Boyle
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 30th day of April 2012.

Signature	Title

/s/ James R. Boyle	Chairman and President
James R. Boyle	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Marianne Harrison

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

INDEX TO EXHIBITS

FORM N-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T

Exhibits
24(B)(10)(b)(i)	Consent of Independent Registered Public Accounting Firm
24(B)(10)(e)	Power of Attorney for Marianne Harrison